UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June

2021

Nuveen

Closed-End Funds

BXMX	Nuveen S&P 500 Buy-Write Income Fund
DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
JCE	Nuveen Core Equity Alpha Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen S&P 500 Buy-Write Income Fund (BXMX) Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Nuveen Core Equity Alpha Fund (JCE)

Semiannual Shareholder Report for the period ending June 30, 2021

The Nuveen S&P 500 Buy-Write Income Fund (BXMX), Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX), Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) and Nuveen Core Equity Alpha Fund (JCE) seek to offer attractive cash flow to their shareholders, by converting the expected long-term total return potential of the Funds’ portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Funds use to achieve this.

Each Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Funds’ regular common share distributions (presently $0.2150, $0.2730, $0.2450, $0.4485 and $0.3040 per share, respectively) may be derived from a variety of sources, including:

•	net investment income consisting of regular interest and dividends,

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” Each Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by each Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which each Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Funds’ Managed Distribution Policy could change.

When it pays a distribution, each Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy. The Funds’ actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Funds’ actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause each Fund to terminate its Managed Distribution Policy.

Chair’s Letter to Shareholders

Dear Shareholders,

More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

Global economic activity has continued to rebound, driving both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021, providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have upgraded their economic forecasts but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are rising again, as more virulent strains such as the delta variant have spread, both case counts and hospitalizations are rising, and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 23, 2021

Important Semiannual Shareholder Report Notice

For Shareholders of

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Nuveen Core Equity Alpha Fund (JCE)

Semiannual Shareholder Report for the period ending June 30, 2021

Beginning with this semiannual shareholder report, the Funds will only include portfolio manager commentaries in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of each Fund’s December 31, 2020 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements and the Shareholder Update sections of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Common Share Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Funds’ most current distribution information as of May 31, 2021 as required by certain exempted regulatory relief the Funds have received.

Because the ultimate tax character of your distributions depends on the Funds’ performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Funds’ IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF MAY 31, 2021

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.

Each Fund may in certain periods distribute more than its income and net realized capital gains, and the Funds currently estimate that they have done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Funds’ investment performance. For example, if a Fund generates a positive total return during a reporting period that is commensurate with its distribution rate, and realizes net gains by selling portfolio securities, a substantial portion of its distribution will likely be characterized as capital gains; but if the Fund generated such commensurate returns but instead did not realize net gains by selling portfolio securities during that period, then a substantial portion of its distributions in most cases would largely be characterized as a “return of capital”, despite the fact that the distributions were commensurate with those positive returns. Neither a capital gain distribution nor a return of capital distribution should be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Funds’ distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Funds’ distribution sources, reflecting year-to-date cumulative experience through the latest month-end. Each Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Date as of May 31, 2021

			Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
Fund	Inception Date	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
BXMX (FYE 12/31)	10/2004
Current Quarter		$0.2150	$0.0005	$0.0400	$0.0000	$0.1745	0.20%	18.60%	0.00%	81.10%
Fiscal YTD		$0.4300	$0.0011	$0.0800	$0.0000	$0.3489	0.20%	18.60%	0.00%	81.10%
DIAX (FYE 12/31)	04/2005
Current Quarter		$0.2730	$0.0480	$0.0309	$0.0000	$0.1940	17.60%	11.30%	0.00%	71.10%
Fiscal YTD		$0.5460	$0.0961	$0.0619	$0.0000	$0.3881	17.60%	11.30%	0.00%	71.10%
SPXX (FYE 12/31)	11/2005
Current Quarter		$0.2450	$0.0285	$0.0000	$0.0000	$0.2165	11.60%	0.00%	0.00%	88.40%
Fiscal YTD		$0.4900	$0.0570	$0.0000	$0.0000	$0.4330	11.60%	0.00%	0.00%	88.40%
QQQX (FYE 12/31)	01/2007
Current Quarter		$0.4485	$0.0000	$0.2355	$0.0000	$0.2130	0.00%	52.50%	0.00%	47.50%
Fiscal YTD		$0.8970	$0.0000	$0.4709	$0.0000	$0.4261	0.00%	52.50%	0.00%	47.50%
JCE (FYE 12/31)	03/2007
Current Quarter		$0.3040	$0.0000	$0.0000	$0.3040	$0.0000	0.00%	0.00%	100.00%	0.00%
Fiscal YTD		$0.6080	$0.0000	$0.0000	$0.6080	$0.0000	0.00%	0.00%	100.00%	0.00%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of May 31, 2021

					Annualized		Cumulative
Fund	Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
BXMX	10/2004	$0.2150	$0.4300	$14.77	9.31%	5.82%	9.03%	2.91%
DIAX	04/2005	$0.2730	$0.5460	$18.24	10.00%	5.99%	11.24%	2.99%
SPXX	11/2005	$0.2450	$0.4900	$17.64	10.77%	5.56%	10.66%	2.78%
QQQX	01/2007	$0.4485	$0.8970	$27.76	15.16%	6.46%	7.20%	3.23%
JCE	03/2007	$0.3040	$0.6080	$16.81	12.52%	7.23%	12.62%	3.62%

[1]	As a percentage of 5/31/21 NAV.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, QQQX was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Fund, subject to

Common Share Information (continued)

market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are as shown in the accompanying table.

QQQX
Additional authorized common shares	8,064,844	*
*	Represents additional authorized common shares for the period April 30, 2021 through June 30, 2021. Prior to April 30, 2021, the additional authorized common shares was $11,355,021.

During the current reporting period, QQQX sold common shares through its Shelf Offerings at a weighted average premium to its NAV per common share as shown in the accompanying table.

QQQX
Common shares sold through shelf offering	1,713,163
Weighted average premium to NAV per common share sold	2.21%

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offerings and the Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2021 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of June 30, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX	JCE
Common shares cumulatively repurchased and retired	460,238	0	383,763	0	449,800
Common shares authorized for repurchase	10,405,000	3,635,000	1,720,000	4,355,000	1,600,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2021, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	BXMX	DIAX	SPXX	QQQX	JCE
Common share NAV	$14.82	$17.95	$17.73	$28.54	$16.87
Common share price	$14.37	$17.02	$18.11	$29.38	$16.44
Premium/(Discount) to NAV	(3.04)%	(5.18)%	2.14%	2.94%	(2.55)%
Average premium/(discount) to NAV	(5.91)%	(8.21)%	(2.78)%	0.02%	(5.49)%

BXMX	Nuveen S&P 500 Buy-Write Income Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
BXMX at Common Share NAV	10.98%	27.91%	9.59%	8.63%
BXMX at Common Share Price	15.04%	39.57%	9.40%	9.52%
Cboe S&P 500® BuyWrite Index (BXMSM)	11.10%	27.28%	7.05%	7.01%
S&P 500® Index	15.25%	40.79%	17.65%	14.84%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.2%
Repurchase Agreements	3.1%
Other Assets Less Liabilities	(3.3)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	6.1%
Microsoft Corp	5.9%
Amazon.com Inc	4.2%
Alphabet Inc	4.1%
Facebook Inc	2.4%

Portfolio Composition

(% of total investments)

Software	9.0%
Interactive Media & Services	6.5%
Technology Hardware, Storage & Peripherals	5.9%
Semiconductors & Semiconductor Equipment	5.7%
IT Services	4.7%
Internet & Direct Marketing Retail	4.1%
Banks	4.0%
Pharmaceuticals	3.8%
Health Care Equipment & Supplies	3.3%
Health Care Providers & Services	2.8%
Oil, Gas & Consumable Fuels	2.5%
Capital Markets	2.4%
Equity Real Estate Investment Trust	2.4%

Insurance	2.0%
Specialty Retail	1.9%
Hotels, Restaurants & Leisure	1.8%
Automobiles	1.8%
Biotechnology	1.7%
Diversified Financial Services	1.7%
Entertainment	1.7%
Chemicals	1.7%
Aerospace & Defense	1.7%
Machinery	1.6%
Food & Staples Retailing	1.6%
Household Products	1.5%
Other[1]	19.2%
Repurchase Agreements	3.0%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
DIAX at Common Share NAV	11.13%	28.17%	9.69%	9.03%
DIAX at Common Share Price	15.67%	34.16%	10.61%	9.08%
DIAX Custom Blended Fund Performance Benchmark[1]	12.07%	34.65%	11.53%	9.56%
Dow Jones Industrial Average (DJIA)	13.79%	36.34%	16.66%	13.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1	The DIAX Custom Blended Fund Performance Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXDSM), 2) 45% Dow Jones Industrial Average (DJIA).

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.6%
Exchange-Traded Funds	1.1%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	(3.4)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

UnitedHealth Group Inc	7.6%
Goldman Sachs Group Inc	7.2%
Home Depot Inc	6.0%
Microsoft Corp	5.1%
salesforce.com Inc	4.6%

Portfolio Composition

(% of total investments)

Software	9.6%
Industrial Conglomerates	7.8%
Health Care Providers & Services	7.4%
IT Services	7.1%
Capital Markets	7.0%
Specialty Retail	5.9%
Biotechnology	4.5%
Pharmaceuticals	4.5%
Aerospace & Defense	4.5%
Hotels, Restaurants & Leisure	4.3%
Machinery	4.0%
Food & Staples Retailing	3.6%
Entertainment	3.3%
Consumer Finance	3.1%
Banks	2.9%
Other[1]	17.8%
Exchange-Traded Funds	1.1%
Repurchase Agreements	1.6%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
SPXX at Common Share NAV	12.76%	33.23%	11.07%	9.32%
SPXX at Common Share Price	22.23%	50.17%	13.44%	11.03%
SPXX Custom Blended Fund Performance Benchmark[1]	12.98%	33.30%	11.79%	10.54%
S&P 500® Index	15.25%	40.79%	17.65%	14.84%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1	The SPXX Custom Blended Fund Performance Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM), 2) 45% S&P 500®.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.1%
Exchange-Traded Funds	2.5%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	(3.2)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Microsoft Corp	6.3%
Apple Inc	6.2%
Alphabet Inc	4.5%
Amazon.com Inc	4.4%
Facebook Inc	2.6%

Portfolio Composition

(% of total investments)

Software	7.6%
Interactive Media & Services	7.1%
Technology Hardware, Storage & Peripherals	6.1%
Semiconductors & Semiconductor Equipment	5.4%
IT Services	5.1%
Internet & Direct Marketing Retail	4.8%
Banks	3.9%
Pharmaceuticals	3.5%
Health Care Providers & Services	3.0%
Capital Markets	3.0%
Machinery	2.9%
Specialty Retail	2.7%
Health Care Equipment & Supplies	2.7%
Oil, Gas & Consumable Fuels	2.4%

Hotels, Restaurants & Leisure	2.1%
Entertainment	2.1%
Insurance	2.0%
Beverages	1.9%
Equity Real Estate Investment Trust	1.8%
Household Products	1.7%
Aerospace & Defense	1.6%
Communications Equipment	1.6%
Chemicals	1.5%
Other[1]	19.5%
Exchange-Traded Funds	2.4%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	1.6%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
QQQX at Common Share NAV	11.95%	28.47%	16.46%	14.81%
QQQX at Common Share Price	16.56%	35.90%	18.33%	15.46%
QQQX Custom Blended Fund Performance Benchmark[1]	8.70%	30.80%	18.53%	14.32%
Nasdaq 100® Index	13.34%	44.36%	28.24%	21.53%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1	The QQQX Custom Blended Fund Performance Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM), 2) 45% Nasdaq 100 Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	101.4%
Exchange-Traded Funds	0.4%
Investments Purchased with Collateral from Securities Lending	0.2%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	(3.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	12.5%
Microsoft Corp	12.5%
Amazon.com Inc	10.5%
Alphabet Inc	9.2%
NVIDIA Corp	4.9%

Portfolio Composition

(% of total investments)

Interactive Media & Services	15.2%
Software	15.0%
Semiconductors & Semiconductor Equipment	13.2%
Technology Hardware, Storage & Peripherals	12.3%
Internet & Direct Marketing Retail	11.5%
IT Services	4.5%
Biotechnology	4.5%
Media	3.7%
Other[1]	17.7%
Exchange-Traded Funds	0.4%
Investments Purchased with Collateral from Securities Lending	0.2%
Repurchase Agreements	1.8%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

JCE	Nuveen Core Equity Alpha Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JCE at Common Share NAV	15.05%	35.65%	12.55%	12.00%
JCE at Common Share Price	21.39%	44.72%	13.75%	12.56%
JCE Custom Blended Fund Performance Benchmark[1]	13.19%	33.98%	12.32%	10.93%
S&P 500® Index	15.25%	40.79%	17.65%	14.84%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1	The JCE Custom Blended Fund Performance Benchmark consists of: 1) 50% S&P 500® Index, 2) 50% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM).

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	98.4%
Exchange-Traded Funds	1.7%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	(2.2)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	6.4%
Microsoft Corp	6.1%
Amazon.com Inc	4.5%
Alphabet Inc	4.0%
Facebook Inc	2.8%

Portfolio Composition

(% of total investments)

Software	9.2%
Technology Hardware, Storage & Peripherals	6.9%
Interactive Media & Services	6.7%
Semiconductors & Semiconductor Equipment	5.6%
Internet & Direct Marketing Retail	4.5%
Health Care Equipment & Supplies	4.1%
Pharmaceuticals	3.9%
IT Services	3.7%
Banks	3.0%
Health Care Providers & Services	2.7%
Capital Markets	2.7%
Machinery	2.6%
Household Products	2.4%
Diversified Telecommunication Services	2.1%

Media	2.1%
Specialty Retail	1.9%
Chemicals	1.6%
Automobiles	1.5%
Road & Rail	1.5%
Aerospace & Defense	1.5%
Textiles, Apparel & Luxury Goods	1.5%
Beverages	1.4%
Entertainment	1.3%
Multi-Utilities	1.3%
Diversified Financial Services	1.2%
Other[1]	19.3%
Exchange-Traded Funds	1.7%
Repurchase Agreements	2.1%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

Shareholder Meeting Report

The annual meeting of shareholders was held on April 6, 2021 for BXMX, DIAX, SPXX, QQQX and JCE. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	BXMX	DIAX	SPXX	QQQX	JCE
	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	51,690,392	22,863,686	10,731,436	22,488,581	9,729,882
Withhold	37,499,955	7,016,789	3,273,211	10,197,465	4,190,972
Total	89,190,347	29,880,475	14,004,647	32,686,046	13,920,854
Albin F. Moschner
For	51,983,296	22,865,029	10,728,232	22,536,541	9,671,972
Withhold	37,207,051	7,015,446	3,276,415	10,149,505	4,248,882
Total	89,190,347	29,880,475	14,004,647	32,686,046	13,920,854
Matthew Thornton III
For	88,210,710	29,401,442	13,773,119	32,303,330	11,795,429
Withhold	979,637	479,033	231,528	382,716	2,125,425
Total	89,190,347	29,880,475	14,004,647	32,686,046	13,920,854

BXMX	Nuveen S&P 500 Buy-Write Income Fund Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.2%

	COMMON STOCKS – 100.2% (2)

	Aerospace & Defense – 1.7%

28,960	Boeing Co/The, (3)	$6,937,657
9,566	HEICO Corp	1,333,692
62,456	Howmet Aerospace Inc, (3)	2,152,858
10,296	Huntington Ingalls Industries Inc	2,169,882
13,748	Northrop Grumman Corp	4,996,436
102,496	Raytheon Technologies Corp	8,743,934
	Total Aerospace & Defense	26,334,459

	Air Freight & Logistics – 0.7%

48,891	United Parcel Service Inc, Class B	10,167,861

	Airlines – 0.2%

19,506	Alaska Air Group Inc, (3)	1,176,407
33,335	United Airlines Holdings Inc, (3)	1,743,087
	Total Airlines	2,919,494

	Auto Components – 0.1%

50,606	Gentex Corp	1,674,552
9,851	Goodyear Tire & Rubber Co/The, (3)	168,945
	Total Auto Components	1,843,497

	Automobiles – 1.8%

293,405	Ford Motor Co, (3)	4,359,998
16,446	Harley-Davidson Inc	753,556
34,146	Tesla Inc, (3)	23,209,036
	Total Automobiles	28,322,590

	Banks – 4.1%

97,928	Citigroup Inc	6,928,406
26,341	Comerica Inc	1,879,167
98,788	Fifth Third Bancorp	3,776,665
108,513	First Horizon Corp	1,875,105
166,908	JPMorgan Chase & Co	25,960,870
165,652	KeyCorp	3,420,714
22,835	M&T Bank Corp	3,318,154
119,082	People’s United Financial Inc	2,041,065
41,891	PNC Financial Services Group Inc/The	7,991,127
172,561	Regions Financial Corp	3,482,281
56,591	Zions Bancorp	2,991,401
	Total Banks	63,664,955

	Beverages – 1.5%

282,416	Coca-Cola Co/The	15,281,530
60,163	Keurig Dr Pepper Inc	2,120,144
56,712	Monster Beverage Corp, (3)	5,180,641
	Total Beverages	22,582,315

	Biotechnology – 1.8%

90,900	AbbVie Inc	10,238,976
3,766	Alnylam Pharmaceuticals Inc, (3)	638,412
31,432	Amgen Inc	7,661,550
9,728	Biogen Inc, (3)	3,368,515

Shares	Description (1)	Value

	Biotechnology (continued)

9,243	BioMarin Pharmaceutical Inc, (3)	$771,236
2,000	Exact Sciences Corp, (3)	248,620
67,257	Gilead Sciences Inc	4,631,317
1,956	Seagen Inc, (3)	308,813
	Total Biotechnology	27,867,439

	Building Products – 0.5%

15,381	Allegion plc	2,142,573
63,475	Carrier Global Corp	3,084,885
43,726	Masco Corp	2,575,899
	Total Building Products	7,803,357

	Capital Markets – 2.5%

93,546	Charles Schwab Corp/The	6,811,084
21,911	CME Group Inc	4,660,031
44,488	Intercontinental Exchange Inc	5,280,726
53,398	Jefferies Financial Group Inc	1,826,212
86,746	Morgan Stanley	7,953,741
8,344	MSCI Inc	4,448,019
19,535	S&P Global Inc	8,018,141
	Total Capital Markets	38,997,954

	Chemicals – 1.7%

16,669	Chemours Co/The	580,081
52,881	Corteva Inc	2,345,273
53,214	Dow Inc	3,367,382
55,194	DuPont de Nemours Inc	4,272,568
34,775	Eastman Chemical Co	4,059,981
33,382	Linde PLC	9,650,736
20,651	Olin Corp	955,315
14,399	RPM International Inc	1,276,903
	Total Chemicals	26,508,239

	Commercial Services & Supplies – 0.5%

13,228	Waste Connections Inc	1,579,820
47,435	Waste Management Inc	6,646,118
	Total Commercial Services & Supplies	8,225,938

	Communications Equipment – 1.1%

13,699	Ciena Corp, (3)	779,336
261,180	Cisco Systems Inc	13,842,540
5,140	Lumentum Holdings Inc, (3)	421,634
74,070	Viavi Solutions Inc, (3)	1,308,077
	Total Communications Equipment	16,351,587

	Consumer Finance – 0.8%

42,085	Discover Financial Services	4,978,235
89,957	SLM Corp	1,883,699
111,921	Synchrony Financial	5,430,407
	Total Consumer Finance	12,292,341

	Containers & Packaging – 0.5%

13,574	Avery Dennison Corp	2,853,798
20,677	Crown Holdings Inc	2,113,396
15,364	Packaging Corp of America	2,080,593
18,945	Sonoco Products Co	1,267,420
	Total Containers & Packaging	8,315,207

	Diversified Financial Services – 1.8%

99,619	Berkshire Hathaway Inc, Class B, (3)	27,686,112

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Diversified Telecommunication Services – 1.3%

265,470	AT&T Inc	$7,640,226
227,623	Verizon Communications Inc	12,753,717
	Total Diversified Telecommunication Services	20,393,943

	Electric Utilities – 0.8%

49,088	Entergy Corp	4,894,074
58,152	Evergy Inc	3,514,125
52,512	OGE Energy Corp	1,767,029
29,198	Pinnacle West Capital Corp	2,393,360
	Total Electric Utilities	12,568,588

	Electrical Equipment – 0.8%

64,304	Emerson Electric Co	6,188,617
8,860	Hubbell Inc	1,655,403
13,511	Rockwell Automation Inc	3,864,416
	Total Electrical Equipment	11,708,436

	Electronic Equipment, Instruments & Components – 0.5%

20,728	CDW Corp	3,620,145
86,143	Corning Inc	3,523,249
	Total Electronic Equipment, Instruments & Components	7,143,394

	Energy Equipment & Services – 0.3%

72,910	Halliburton Co	1,685,679
95,933	Schlumberger NV	3,070,816
	Total Energy Equipment & Services	4,756,495

	Entertainment – 1.7%

20,933	Netflix Inc, (3)	11,057,020
1,091	Roku Inc, (3)	501,042
87,125	Walt Disney Co/The, (3)	15,313,961
	Total Entertainment	26,872,023

	Equity Real Estate Investment Trust – 2.5%

97,035	American Homes 4 Rent, Class A	3,769,810
33,023	American Tower Corp	8,920,833
14,342	Apartment Income REIT Corp	680,241
73,114	Apartment Investment and Management Co, Class A	490,595
123,846	Brandywine Realty Trust	1,697,929
75,722	CubeSmart	3,507,443
51,595	Equity Commonwealth	1,351,789
84,268	Healthcare Realty Trust Inc	2,544,894
88,255	Invitation Homes Inc	3,291,029
19,823	Lexington Realty Trust	236,885
51,162	Sabra Health Care REIT Inc	931,148
15,931	Sun Communities Inc	2,730,573
21,307	Ventas Inc	1,216,630
42,955	Welltower Inc	3,569,560
94,015	Weyerhaeuser Co	3,235,996
	Total Equity Real Estate Investment Trust	38,175,355

	Food & Staples Retailing – 1.6%

3,640	Casey’s General Stores Inc	708,489
27,867	Costco Wholesale Corp	11,026,136
55,722	Kroger Co/The	2,134,710
15,913	US Foods Holding Corp, (3)	610,423
74,453	Walmart Inc	10,499,362
	Total Food & Staples Retailing	24,979,120

Shares	Description (1)	Value

	Food Products – 0.8%

14,782	Campbell Soup Co	$673,911
19,945	Lamb Weston Holdings Inc	1,608,764
132,012	Mondelez International Inc, Class A	8,242,829
12,100	Post Holdings Inc, (3)	1,312,487
	Total Food Products	11,837,991

	Gas Utilities – 0.2%

28,539	Atmos Energy Corp	2,742,884
2,933	National Fuel Gas Co	153,249
	Total Gas Utilities	2,896,133

	Health Care Equipment & Supplies – 3.4%

98,976	Abbott Laboratories	11,474,288
19,198	Alcon Inc	1,348,851
7,646	Avanos Medical Inc, (3)	278,085
49,755	Baxter International Inc	4,005,277
130,178	Boston Scientific Corp, (3)	5,566,411
35,671	Danaher Corp	9,572,670
12,930	Hill-Rom Holdings Inc	1,468,719
28,620	Hologic Inc, (3)	1,909,526
8,009	IDEXX Laboratories Inc, (3)	5,058,084
91,175	Medtronic PLC	11,317,553
	Total Health Care Equipment & Supplies	51,999,464

	Health Care Providers & Services – 2.9%

15,965	Anthem Inc	6,095,437
39,251	Centene Corp, (3)	2,862,576
20,907	Cigna Corp	4,956,423
8,265	Covetrus Inc, (3)	223,155
76,530	CVS Health Corp	6,385,663
20,595	HCA Inc	4,257,810
48,764	UnitedHealth Group Inc	19,527,056
	Total Health Care Providers & Services	44,308,120

	Health Care Technology – 0.1%

5,329	Veeva Systems Inc, Class A, (3)	1,657,053

	Hotels, Restaurants & Leisure – 1.9%

2,484	Booking Holdings Inc, (3)	5,435,216
31,485	Marriott International Inc, Class A, (3)	4,298,332
33,600	McDonald’s Corp	7,761,264
16,077	Restaurant Brands International Inc	1,036,002
80,613	Starbucks Corp	9,013,339
15,026	Wynn Resorts Ltd, (3)	1,837,680
	Total Hotels, Restaurants & Leisure	29,381,833

	Household Durables – 0.5%

16,552	Garmin Ltd	2,394,081
32,919	KB Home	1,340,462
41,679	Newell Brands Inc	1,144,922
6,575	TopBuild Corp, (3)	1,300,404
6,698	Whirlpool Corp	1,460,298
	Total Household Durables	7,640,167

	Household Products – 1.5%

49,939	Colgate-Palmolive Co	4,062,538
145,803	Procter & Gamble Co/The	19,673,199
1,338	Spectrum Brands Holdings Inc	113,783
	Total Household Products	23,849,520

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 1.3%

38,682	3M Co	$7,683,406
403,178	General Electric Co	5,426,776
28,293	Honeywell International Inc	6,206,069
	Total Industrial Conglomerates	19,316,251

	Insurance – 2.1%

2,535	Alleghany Corp, (3)	1,691,022
37,914	Allstate Corp/The	4,945,502
49,370	Arthur J Gallagher & Co	6,915,749
37,130	CNO Financial Group Inc	877,011
23,577	Fidelity National Financial Inc	1,024,656
32,421	Genworth Financial Inc, Class A, (3)	126,442
38,545	Hartford Financial Services Group Inc/The	2,388,634
4,703	Kemper Corp	347,552
33,540	Lincoln National Corp	2,107,654
43,206	Loews Corp	2,361,208
7,573	RenaissanceRe Holdings Ltd	1,127,014
32,951	Travelers Cos Inc/The	4,933,094
47,777	W R Berkley Corp	3,556,042
	Total Insurance	32,401,580

	Interactive Media & Services – 6.7%

14,533	Alphabet Inc, Class A, (3)	35,486,534
11,208	Alphabet Inc, Class C, (3)	28,090,835
107,435	Facebook Inc, Class A, (3)	37,356,224
42,710	Twitter Inc, (3)	2,938,875
	Total Interactive Media & Services	103,872,468

	Internet & Direct Marketing Retail – 4.3%

19,082	Amazon.com Inc, (3)	65,645,133
5,685	JD.com Inc, ADR, (3)	453,720
	Total Internet & Direct Marketing Retail	66,098,853

	IT Services – 4.9%

20,604	Akamai Technologies Inc, (3)	2,402,427
34,973	Automatic Data Processing Inc	6,946,337
16,990	Black Knight Inc, (3)	1,324,880
45,854	Fidelity National Information Services Inc	6,496,136
46,677	Mastercard Inc, Class A	17,041,306
59,317	PayPal Holdings Inc, (3)	17,289,719
1,825	Twilio Inc, Class A, (3)	719,342
17,828	VeriSign Inc, (3)	4,059,257
81,846	Visa Inc, Class A	19,137,232
	Total IT Services	75,416,636

	Leisure Products – 0.1%

25,861	Mattel Inc, (3)	519,806
6,048	Polaris Inc	828,334
	Total Leisure Products	1,348,140

	Life Sciences Tools & Services – 1.1%

9,014	Illumina Inc, (3)	4,265,515
24,407	Thermo Fisher Scientific Inc	12,312,599
	Total Life Sciences Tools & Services	16,578,114

	Machinery – 1.6%

38,483	Caterpillar Inc	8,375,055
41,573	Graco Inc	3,147,076
39,784	Otis Worldwide Corp	3,253,138
19,491	Parker-Hannifin Corp	5,985,881
16,044	Stanley Black & Decker Inc	3,288,860

Shares	Description (1)	Value

	Machinery (continued)

10,383	Timken Co/The	$836,766
4,597	Woodward Inc	564,879
	Total Machinery	25,451,655

	Media – 1.3%

226,975	Comcast Corp, Class A	12,942,114
14,734	Discovery Inc, Class A, (3)	452,039
24,300	Discovery Inc, Class C, (3)	704,214
17,899	New York Times Co/The, Class A	779,501
78,489	News Corp, Class A	2,022,662
23,238	Omnicom Group Inc	1,858,808
30,705	ViacomCBS Inc, Class B	1,387,866
	Total Media	20,147,204

	Metals & Mining – 0.5%

15,262	Arconic Corp, (3)	543,633
7,243	Barrick Gold Corp	149,785
49,730	Newmont Corp	3,151,887
36,449	Nucor Corp	3,496,553
	Total Metals & Mining	7,341,858

	Mortgage Real Estate Investment Trust – 0.0%

26,802	Annaly Capital Management Inc	238,002

	Multiline Retail – 0.6%

25,320	Macy’s Inc, (3)	480,067
16,563	Nordstrom Inc, (3)	605,709
32,742	Target Corp	7,915,051
	Total Multiline Retail	9,000,827

	Multi-Utilities – 1.0%

59,539	Ameren Corp	4,765,502
17,519	NorthWestern Corp	1,054,994
60,957	Public Service Enterprise Group Inc	3,641,571
75,663	WEC Energy Group Inc	6,730,224
	Total Multi-Utilities	16,192,291

	Oil, Gas & Consumable Fuels – 2.5%

34,337	Cenovus Energy Inc	328,948
12,521	Cheniere Energy Inc, (3)	1,086,071
77,267	Chevron Corp	8,092,946
9,675	CNX Resources Corp, (3)	132,160
81,811	ConocoPhillips	4,982,290
15,719	Continental Resources Inc	597,794
201,621	Exxon Mobil Corp	12,718,253
29,828	Hess Corp	2,604,581
42,055	Marathon Petroleum Corp	2,540,963
17,934	Ovintiv Inc	564,383
33,181	Phillips 66	2,847,593
26,407	Suncor Energy Inc	632,976
25,961	Valero Energy Corp	2,027,035
	Total Oil, Gas & Consumable Fuels	39,155,993

	Pharmaceuticals – 3.9%

136,305	Bristol-Myers Squibb Co	9,107,900
39,601	Eli Lilly & Co	9,089,221
118,907	Johnson & Johnson	19,588,739
135,529	Merck & Co Inc	10,540,090
13,552	Organon & Co, (3)	410,084
279,687	Pfizer Inc	10,952,543
37,171	Viatris Inc	531,174
	Total Pharmaceuticals	60,219,751

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Professional Services – 0.4%

21,760	CoStar Group Inc, (3)	$1,802,163
9,803	ManpowerGroup Inc	1,165,675
23,554	TransUnion	2,586,465
	Total Professional Services	5,554,303

	Road & Rail – 1.1%

34,610	Canadian Pacific Railway Ltd	2,661,855
4,425	Lyft Inc, Class A, (3)	267,624
30,044	Norfolk Southern Corp	7,973,978
19,748	Old Dominion Freight Line Inc	5,012,042
14,397	Uber Technologies Inc, (3)	721,578
	Total Road & Rail	16,637,077

	Semiconductors & Semiconductor Equipment – 5.9%

59,769	Advanced Micro Devices Inc, (3)	5,614,102
55,271	Applied Materials Inc	7,870,590
24,355	Broadcom Inc	11,613,438
8,507	Enphase Energy Inc, (3)	1,562,141
191,673	Intel Corp	10,760,522
11,292	Lam Research Corp	7,347,704
30,694	Marvell Technology Inc	1,790,381
78,970	Micron Technology Inc, (3)	6,710,871
27,964	NVIDIA Corp	22,373,997
19,103	NXP Semiconductors NV	3,929,869
32,756	ON Semiconductor Corp, (3)	1,253,900
66,170	QUALCOMM Inc	9,457,678
	Total Semiconductors & Semiconductor Equipment	90,285,193

	Software – 9.3%

29,016	Adobe Inc, (3)	16,992,930
17,788	Autodesk Inc, (3)	5,192,317
552	CDK Global Inc	27,429
10,744	Check Point Software Technologies Ltd, (3)	1,247,701
339,058	Microsoft Corp	91,850,812
101,504	Oracle Corp	7,901,071
3,531	Palo Alto Networks Inc, (3)	1,310,178
50,148	salesforce.com Inc, (3)	12,249,652
12,353	ServiceNow Inc, (3)	6,788,591
	Total Software	143,560,681

	Specialty Retail – 1.9%

8,358	American Eagle Outfitters Inc	313,676
24,636	Best Buy Co Inc	2,832,647
4,047	Burlington Stores Inc, (3)	1,303,094
19,315	CarMax Inc, (3)	2,494,532
3,114	Five Below Inc, (3)	601,843
51,042	Home Depot Inc/The	16,276,783
29,953	Lowe’s Cos Inc	5,809,983
	Total Specialty Retail	29,632,558

	Technology Hardware, Storage & Peripherals – 6.1%

685,613	Apple Inc	93,901,557
6,851	Dell Technologies Inc, Class C, (3)	682,839
	Total Technology Hardware, Storage & Peripherals	94,584,396

	Textiles, Apparel & Luxury Goods – 1.0%

6,689	Kontoor Brands Inc	377,326
2,201	Lululemon Athletica Inc, (3)	803,299
69,981	NIKE Inc, Class B	10,811,365
33,615	VF Corp	2,757,775
	Total Textiles, Apparel & Luxury Goods	14,749,765

Shares	Description (1)			Value

	Thrifts & Mortgage Finance – 0.0%

48,313	MGIC Investment Corp			$657,057

	Tobacco – 0.5%

153,069	Altria Group Inc			7,298,330
29,443	British American Tobacco PLC, ADR			1,157,404
	Total Tobacco			8,455,734
	Total Long-Term Investments (cost $550,642,663)			1,546,947,367

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.1%

	REPURCHASE AGREEMENTS – 3.1%

$47,260	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $47,260,394, collateralized by $49,097,400, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $48,205,614	0.000%	7/01/21	$47,260,394
	Total Short-Term Investments (cost $47,260,394)			47,260,394
	Total Investments (cost $597,903,057) – 103.3%			1,594,207,761
	Other Assets Less Liabilities – (3.3)% (4)			(51,648,171)
	Net Assets – 100%			$1,542,559,590

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(396)	$(170,280,000)	$4,300	9/17/21	$(4,060,980)
S&P 500® Index	Call	(397)	(170,710,000)	4,300	7/16/21	(1,323,995)
S&P 500® Index	Call	(397)	(169,717,500)	4,275	7/16/21	(2,006,835)
S&P 500® Index	Call	(396)	(168,300,000)	4,250	8/20/21	(4,286,700)
S&P 500® Index	Call	(396)	(167,310,000)	4,225	8/20/21	(5,039,100)
S&P 500® Index	Call	(396)	(170,280,000)	4,300	8/20/21	(2,932,380)
S&P 500® Index	Call	(396)	(169,290,000)	4,275	9/17/21	(4,704,480)
S&P 500® Index	Call	(396)	(170,280,000)	4,300	7/30/21	(2,130,480)
S&P 500® Index	Call	(397)	(172,695,000)	4,350	9/17/21	(2,923,905)
Total Options Written (premiums received $27,303,226)		(3,567)	$(1,528,862,500)			$(29,408,855)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

See accompanying notes to financial statements.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.7%

	COMMON STOCKS – 100.6%

	Aerospace & Defense – 4.6%

125,292	Boeing Co/The, (2), (3)	$30,014,951

	Banks – 3.0%

125,292	JPMorgan Chase & Co	19,487,918

	Beverages – 1.0%

125,292	Coca-Cola Co/The	6,779,550

	Biotechnology – 4.7%

125,292	Amgen Inc, (3)	30,539,925

	Capital Markets – 7.3%

125,292	Goldman Sachs Group Inc/The	47,552,073

	Chemicals – 1.2%

125,292	Dow Inc	7,928,478

	Communications Equipment – 1.0%

125,292	Cisco Systems Inc, (3)	6,640,476

	Consumer Finance – 3.2%

125,292	American Express Co, (3)	20,701,997

	Diversified Telecommunication Services – 1.1%

125,292	Verizon Communications Inc	7,020,111

	Entertainment – 3.4%

125,292	Walt Disney Co/The, (2), (3)	22,022,575

	Food & Staples Retailing – 3.7%

125,292	Walgreens Boots Alliance Inc	6,591,612
125,292	Walmart Inc	17,668,678
	Total Food & Staples Retailing	24,260,290

	Health Care Providers & Services – 7.7%

125,292	UnitedHealth Group Inc	50,171,928

	Hotels, Restaurants & Leisure – 4.4%

125,292	McDonald’s Corp	28,941,199

	Household Products – 2.6%

125,292	Procter & Gamble Co/The	16,905,650

	Industrial Conglomerates – 8.0%

125,292	3M Co, (3)	24,886,750
125,292	Honeywell International Inc	27,482,800
	Total Industrial Conglomerates	52,369,550

	Insurance – 2.9%

125,292	Travelers Cos Inc/The	18,757,465

Shares	Description (1)			Value

	IT Services – 7.3%

125,292	International Business Machines Corp, (3)			$18,366,554
125,292	Visa Inc, Class A			29,295,776
	Total IT Services			47,662,330

	Machinery – 4.2%

125,292	Caterpillar Inc, (3)			27,267,298

	Oil, Gas & Consumable Fuels – 2.0%

125,292	Chevron Corp, (3)			13,123,084

	Pharmaceuticals – 4.6%

125,292	Johnson & Johnson, (3)			20,640,604
125,292	Merck & Co Inc			9,743,959
	Total Pharmaceuticals			30,384,563

	Semiconductors & Semiconductor Equipment – 1.1%

125,292	Intel Corp			7,033,893

	Software – 9.9%

125,292	Microsoft Corp, (3)			33,941,603
125,292	salesforcecom Inc, (2)			30,605,077
	Total Software			64,546,680

	Specialty Retail – 6.1%

125,292	Home Depot Inc/The			39,954,366

	Technology Hardware, Storage & Peripherals – 2.6%

125,292	Apple Inc			17,159,992

	Textiles, Apparel & Luxury Goods – 3.0%

125,292	NIKE Inc, Class B			19,356,361
	Total Common Stocks (cost $263,945,602)			656,582,703

Shares	Description (1)			Value

	EXCHANGE-TRADED FUNDS – 1.1%

32,000	Vanguard Total Stock Market ETF			$7,130,240
	Total Exchange-Traded Funds (cost $6,682,349)			7,130,240
	Total Long-Term Investments (cost $270,627,951)			663,712,943

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.7%

	REPURCHASE AGREEMENTS – 1.7%

$10,864	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $10,864,275, collateralized by $12,366,600, U.S. Treasury Bonds, 1.375%, due 11/15/40, value $11,081,633	0.000%	7/01/21	$10,864,275
	Total Short-Term Investments (cost $10,864,275)			10,864,275
	Total Investments (cost $281,492,226) – 103.4%			674,577,218
	Other Assets Less Liabilities – (3.4)% (4)			(21,870,159)
	Net Assets – 100%			$652,707,059

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Investments in Derivatives

Options Purchased

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
Cboe Volatility Index (premiums paid $36,622)	Call	400	$1,200,000	$30	7/21/21	$17,000

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(45)	$(19,350,000)	$4,300	7/16/21	$(150,075)
S&P 500® Index	Call	(865)	(361,570,000)	4,180	7/16/21	(11,392,050)
Russell 2000® Index	Call	(56)	(13,160,000)	2,350	7/16/21	(87,360)
Total Options Written (premiums received $6,067,335)		(966)	$(394,080,000)			$(11,629,485)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

Cboe	Chicago Board Options Exchange

ETF	Exchange-Traded Fund

S&P	Standard & Poor’s

See accompanying notes to financial statements.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.6%

	COMMON STOCKS – 99.1%

	Aerospace & Defense – 1.7%

6,804	Boeing Co/The, (2)	$1,629,966
3,921	Lockheed Martin Corp	1,483,510
23,937	Raytheon Technologies Corp	2,042,066
	Total Aerospace & Defense	5,155,542

	Air Freight & Logistics – 0.9%

13,373	United Parcel Service Inc, Class B	2,781,183

	Airlines – 0.1%

513	American Airlines Group Inc, (2)	10,881
2,641	Spirit Airlines Inc, (2)	80,392
5,565	United Airlines Holdings Inc, (2)	290,994
	Total Airlines	382,267

	Auto Components – 0.0%

6,359	Goodyear Tire & Rubber Co/The, (2)	109,057

	Automobiles – 1.5%

34,359	Ford Motor Co, (2)	510,575
5,999	Tesla Inc, (2)	4,077,520
	Total Automobiles	4,588,095

	Banks – 4.0%

13,874	Associated Banc-Corp	284,140
9,550	Bank of America Corp	393,746
1,569	Bank OZK	66,149
1,508	BankUnited Inc	64,377
24,364	Citigroup Inc	1,723,753
11,203	Comerica Inc	799,222
7,166	First Hawaiian Inc	203,084
15,312	First Midwest Bancorp Inc/IL	303,637
21,881	FNB Corp/PA	269,793
3,550	Fulton Financial Corp	56,019
9,405	Hope Bancorp Inc	133,363
39,995	JPMorgan Chase & Co	6,220,822
583	M&T Bank Corp	84,716
2,579	PacWest Bancorp	106,152
25,033	People’s United Financial Inc	429,066
2,043	Popular Inc	153,327
1,205	Renasant Corp	48,200
659	Signature Bank/New York NY	161,883
658	South State Corp	53,798
650	Texas Capital Bancshares Inc, (2)	41,268
3,878	Valley National Bancorp	52,082
11,047	Zions Bancorp NA	583,944
	Total Banks	12,232,541

	Beverages – 2.0%

51,740	Coca-Cola Co/The, (3)	2,799,652
21,054	PepsiCo Inc	3,119,571
	Total Beverages	5,919,223

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Biotechnology – 1.2%

16,944	AbbVie Inc	$1,908,572
7,500	Amgen Inc	1,828,125
	Total Biotechnology	3,736,697

	Capital Markets – 3.1%

20,949	Charles Schwab Corp/The	1,525,297
5,682	CME Group Inc	1,208,448
307	Federated Hermes Inc	10,410
6,345	Goldman Sachs Group Inc/The	2,408,118
12,113	Intercontinental Exchange Inc	1,437,813
23,719	Morgan Stanley	2,174,795
2,999	T Rowe Price Group Inc	593,712
	Total Capital Markets	9,358,593

	Chemicals – 1.6%

10,836	Corteva Inc	480,577
10,837	Dow Inc	685,765
6,283	DuPont de Nemours Inc	486,367
7,833	Eastman Chemical Co	914,503
2,980	Ecolab Inc	613,790
5,942	Olin Corp	274,877
4,938	Sherwin-Williams Co/The	1,345,358
	Total Chemicals	4,801,237

	Commercial Services & Supplies – 0.0%

8,663	CoreCivic Inc, (2)	90,702

	Communications Equipment – 1.6%

65,585	Cisco Systems Inc	3,476,005
6,947	Motorola Solutions Inc	1,506,457
	Total Communications Equipment	4,982,462

	Consumer Finance – 0.7%

13,662	American Express Co	2,257,372

	Containers & Packaging – 0.5%

7,506	Avery Dennison Corp	1,578,061

	Diversified Financial Services – 1.5%

16,034	Berkshire Hathaway Inc, Class B, (2), (3)	4,456,169

	Diversified Telecommunication Services – 0.8%

17,618	AT&T Inc	507,046
36,137	Verizon Communications Inc	2,024,756
	Total Diversified Telecommunication Services	2,531,802

	Electric Utilities – 1.3%

3,632	ALLETE Inc	254,167
13,297	Duke Energy Corp	1,312,680
6,084	Evergy Inc	367,656
7,180	FirstEnergy Corp	267,168
4,531	Hawaiian Electric Industries Inc	191,571
3,171	IDACORP Inc	309,173
2,166	NRG Energy Inc	87,290
4,414	OGE Energy Corp	148,531
4,056	Pinnacle West Capital Corp	332,470
5,647	PNM Resources Inc	275,404
7,150	Portland General Electric Co	329,472
2,741	PPL Corp	76,666
	Total Electric Utilities	3,952,248

Shares	Description (1)	Value

	Electrical Equipment – 1.2%

5,829	Eaton Corp PLC	$863,741
8,927	Emerson Electric Co	859,135
4,452	nVent Electric PLC	139,081
6,015	Rockwell Automation Inc	1,720,410
	Total Electrical Equipment	3,582,367

	Electronic Equipment, Instruments & Components – 0.3%

18,044	Corning Inc	738,000

	Energy Equipment & Services – 0.2%

1,887	ChampionX Corp, (2)	48,402
1,072	Dril-Quip Inc, (2)	36,266
1,243	Helmerich & Payne Inc	40,559
12,922	NOV Inc, (2)	197,965
4,365	Patterson-UTI Energy Inc	43,388
2,888	Technip Energies NV, (2)	39,392
8,230	TechnipFMC PLC, (2)	74,482
16,647	Transocean Ltd, (2)	75,244
	Total Energy Equipment & Services	555,698

	Entertainment – 2.2%

1,257	AMC Entertainment Holdings Inc, Class A, (2)	71,247
6,011	Electronic Arts Inc	864,562
5,252	Netflix Inc, (2)	2,774,159
16,102	Walt Disney Co/The, (2)	2,830,248
	Total Entertainment	6,540,216

	Equity Real Estate Investment Trust – 1.9%

9,948	Acadia Realty Trust	218,458
1,995	Agree Realty Corp	140,628
5,269	Apple Hospitality REIT Inc	80,405
4,774	Brandywine Realty Trust	65,451
4,722	Brixmor Property Group Inc	108,087
3,021	Broadstone Net Lease Inc	70,722
7,483	Columbia Property Trust Inc	130,129
1,089	Cousins Properties Inc	40,053
1,098	CubeSmart	50,859
1,729	CyrusOne Inc	123,658
11,724	DiamondRock Hospitality Co, (2)	113,723
661	Digital Realty Trust Inc	99,454
14,750	Empire State Realty Trust Inc	177,000
664	Extra Space Storage Inc	108,776
1,273	Federal Realty Investment Trust	149,157
2,741	GEO Group Inc/The	19,516
98	Healthcare Realty Trust Inc	2,960
12,391	Host Hotels & Resorts Inc, (2)	211,762
1,750	Hudson Pacific Properties Inc	48,685
144	Innovative Industrial Properties Inc	27,507
10,443	Kimco Realty Corp	217,736
2,182	Life Storage Inc	234,238
10,368	Macerich Co/The	189,216
5,572	Mack-Cali Realty Corp	95,560
3,371	National Retail Properties Inc	158,032
27,284	Paramount Group Inc	274,750
6,410	Park Hotels & Resorts Inc, (2)	132,110
7,431	Pebblebrook Hotel Trust	175,000
2,909	Physicians Realty Trust	53,729
3,188	Prologis Inc	381,062
720	QTS Realty Trust Inc, Class A	55,656
3,232	Regency Centers Corp	207,074
7,659	Retail Opportunity Investments Corp	135,258
6,344	Retail Properties of America Inc	72,639
3,073	RLJ Lodging Trust	46,802

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trust (continued)

6,229	Sabra Health Care REIT Inc	$113,368
1,070	Seritage Growth Properties, (2)	19,688
2,605	Service Properties Trust	32,823
1,366	Simon Property Group Inc	178,236
4,261	SITE Centers Corp	64,171
3,190	SL Green Realty Corp	255,200
4,169	Summit Hotel Properties Inc, (2)	38,897
12,062	Sunstone Hotel Investors Inc, (2)	149,810
847	Ventas Inc	48,364
5,339	Vornado Realty Trust	249,171
1,282	Welltower Inc	106,534
2,214	Xenia Hotels & Resorts Inc, (2)	41,468
	Total Equity Real Estate Investment Trust	5,713,582

	Food & Staples Retailing – 0.6%

13,662	Walmart Inc	1,926,615

	Food Products – 0.4%

12,387	Archer-Daniels-Midland Co	750,652
15,667	Conagra Brands Inc	569,966
	Total Food Products	1,320,618

	Health Care Equipment & Supplies – 2.8%

24,047	Abbott Laboratories	2,787,769
36,435	Boston Scientific Corp, (2)	1,557,961
2,079	Intuitive Surgical Inc, (2)	1,911,931
17,840	Medtronic PLC	2,214,479
	Total Health Care Equipment & Supplies	8,472,140

	Health Care Providers & Services – 3.1%

31	Acadia Healthcare Co Inc, (2)	1,945
4,100	Anthem Inc	1,565,380
8,000	CVS Health Corp	667,520
2,553	Humana Inc	1,130,264
3,352	Laboratory Corp of America Holdings, (2)	924,649
93	McKesson Corp	17,785
3,057	Tenet Healthcare Corp, (2)	204,789
12,300	UnitedHealth Group Inc	4,925,412
	Total Health Care Providers & Services	9,437,744

	Hotels, Restaurants & Leisure – 2.2%

610	Booking Holdings Inc, (2)	1,334,735
237	Caesars Entertainment Inc, (2)	24,589
7,238	Carnival Corp, (2)	190,794
12,756	McDonald’s Corp	2,946,508
4,955	Norwegian Cruise Line Holdings Ltd, (2)	145,727
1,094	Penn National Gaming Inc, (2)	83,680
714	Royal Caribbean Cruises Ltd, (2)	60,890
15,767	Starbucks Corp	1,762,908
	Total Hotels, Restaurants & Leisure	6,549,831

	Household Durables – 0.3%

6,557	KB Home	267,001
559	Taylor Morrison Home Corp, (2)	14,769
4,004	Tempur Sealy International Inc	156,916
2,293	Whirlpool Corp	499,920
	Total Household Durables	938,606

	Household Products – 1.7%

10,458	Colgate-Palmolive Co	850,758
8,653	Kimberly-Clark Corp	1,157,599
23,430	Procter & Gamble Co/The	3,161,410
	Total Household Products	5,169,767

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 0.1%

617	Sunnova Energy International Inc, (2)	$23,236
8,660	Vistra Corp	160,643
	Total Independent Power & Renewable Electricity Producers	183,879

	Industrial Conglomerates – 1.5%

9,198	3M Co	1,826,999
11,839	Honeywell International Inc	2,596,884
	Total Industrial Conglomerates	4,423,883

	Insurance – 2.1%

13,662	Arthur J Gallagher & Co	1,913,773
7,559	Fidelity National Financial Inc	328,514
15,393	Marsh & McLennan Cos Inc	2,165,487
4,657	Prudential Financial Inc	477,203
1,511	Reinsurance Group of America Inc	172,254
9,108	Travelers Cos Inc/The	1,363,559
	Total Insurance	6,420,790

	Interactive Media & Services – 7.3%

2,553	Alphabet Inc, Class A, (2)	6,233,890
3,011	Alphabet Inc, Class C, (2)	7,546,530
22,740	Facebook Inc, Class A, (2), (3)	7,906,925
8,835	Twitter Inc, (2)	607,936
	Total Interactive Media & Services	22,295,281

	Internet & Direct Marketing Retail – 4.9%

3,931	Amazoncom Inc, (2), (3)	13,523,269
20,238	eBay Inc	1,420,910
	Total Internet & Direct Marketing Retail	14,944,179

	IT Services – 5.3%

2,622	Akamai Technologies Inc, (2)	305,725
2,276	Black Knight Inc, (2)	177,483
10,945	Fidelity National Information Services Inc	1,550,578
10,266	Mastercard Inc	3,748,014
13,424	PayPal Holdings Inc, (2)	3,912,828
4,000	VeriSign Inc, (2)	910,760
23,604	Visa Inc, Class A, (3)	5,519,087
	Total IT Services	16,124,475

	Life Sciences Tools & Services – 1.3%

1,733	Bio-Techne Corp	780,300
6,476	Thermo Fisher Scientific Inc	3,266,948
	Total Life Sciences Tools & Services	4,047,248

	Machinery – 3.0%

9,436	Caterpillar Inc	2,053,557
3,551	Cummins Inc	865,769
6,223	Deere & Co	2,194,914
8,744	Illinois Tool Works Inc	1,954,809
5,373	Otis Worldwide Corp	439,350
4,452	Pentair PLC	300,465
2,913	Snap-on Inc	650,852
2,640	Stanley Black & Decker Inc	541,174
	Total Machinery	9,000,890

	Media – 1.3%

67,408	Comcast Corp, Class A, (3)	3,843,604
7,195	TEGNA Inc	134,978
	Total Media	3,978,582

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Metals & Mining – 0.3%

20,911	Freeport-McMoRan Inc	$776,007
2,973	Southern Copper Corp	191,224
	Total Metals & Mining	967,231

	Multiline Retail – 0.7%

8,832	Target Corp	2,135,048

	Multi-Utilities – 0.3%

3,870	Avista Corp	165,133
2,246	CenterPoint Energy Inc	55,072
7,261	Consolidated Edison Inc	520,759
2,910	NiSource Inc	71,295
2,312	NorthWestern Corp	139,228
	Total Multi-Utilities	951,487

	Oil, Gas & Consumable Fuels – 2.5%

4,761	Antero Midstream Corp	49,467
6,674	Antero Resources Corp, (2)	100,310
2,317	Cabot Oil & Gas Corp	40,455
18,166	Chevron Corp	1,902,707
5,460	CNX Resources Corp, (2)	74,584
5,980	Comstock Resources Inc, (2)	39,887
1,509	ConocoPhillips	91,898
1,025	Continental Resources Inc/OK	38,981
6,783	DHT Holdings Inc	44,022
4,553	Diamondback Energy Inc	427,481
2,900	EOG Resources Inc	241,976
5,418	EQT Corp, (2)	120,605
4,475	Equitrans Midstream Corp	38,082
4,410	Frontline Ltd/Bermuda	39,690
2,689	Hess Corp	234,803
8,291	HollyFrontier Corp	272,774
54,268	Marathon Oil Corp	739,130
10,200	Marathon Petroleum Corp	616,284
6,966	Murphy Oil Corp	162,168
7,199	Occidental Petroleum Corp	225,113
4,403	Ovintiv Inc	138,562
5,237	PBF Energy Inc, Class A, (2)	80,126
4,956	PDC Energy Inc	226,935
8,289	Phillips 66	711,362
415	Pioneer Natural Resources Co	67,446
4,093	Range Resources Corp, (2)	68,599
192	Renewable Energy Group Inc, (2)	11,969
2,100	Scorpio Tankers Inc	46,305
2,040	SM Energy Co	50,245
14,618	Southwestern Energy Co, (2)	82,884
2,864	Talos Energy Inc, (2)	44,793
8,001	Valero Energy Corp	624,718
	Total Oil, Gas & Consumable Fuels	7,654,361

	Pharmaceuticals – 3.6%

8,345	Bristol-Myers Squibb Co	557,613
10,304	Eli Lilly & Co	2,364,974
1,729	Jazz Pharmaceuticals PLC, (2)	307,140
18,508	Johnson & Johnson	3,049,008
26,004	Merck & Co Inc	2,022,331
2,600	Organon & Co, (2)	78,676
65,315	Pfizer Inc	2,557,735
8,714	Viatris Inc	124,523
	Total Pharmaceuticals	11,062,000

Shares	Description (1)	Value

	Real Estate Management & Development – 0.1%

588	eXp World Holdings Inc, (2)	$22,797
538	Howard Hughes Corp/The, (2)	52,433
1,638	Jones Lang LaSalle Inc, (2)	320,164
1,786	Realogy Holdings Corp, (2)	32,541
	Total Real Estate Management & Development	427,935

	Road & Rail – 0.9%

12,754	Union Pacific Corp	2,804,987

	Semiconductors & Semiconductor Equipment – 5.6%

11,295	Analog Devices Inc	1,944,547
361	Enphase Energy Inc, (2)	66,290
46,084	Intel Corp	2,587,156
10,838	Microchip Technology Inc	1,622,882
6,667	NVIDIA Corp	5,334,267
15,378	QUALCOMM Inc	2,197,978
17,306	Texas Instruments Inc	3,327,944
	Total Semiconductors & Semiconductor Equipment	17,081,064

	Software – 7.9%

6,194	Autodesk Inc, (2)	1,808,029
5,008	CDK Global Inc	248,848
71,767	Microsoft Corp	19,441,680
55	MicroStrategy Inc, Class A, (2), (4)	36,547
27,692	Oracle Corp	2,155,545
1,360	salesforcecom Inc, (2)	332,207
	Total Software	24,022,856

	Specialty Retail – 2.8%

6,065	Best Buy Co Inc	697,354
113	Dick’s Sporting Goods Inc	11,321
12,326	Home Depot Inc/The	3,930,638
13,096	Lowe’s Cos Inc	2,540,231
19,493	TJX Cos Inc/The	1,314,218
2,594	Urban Outfitters Inc, (2)	106,925
	Total Specialty Retail	8,600,687

	Technology Hardware, Storage & Peripherals – 6.3%

140,303	Apple Inc, (3)	19,215,899

	Textiles, Apparel & Luxury Goods – 0.7%

1,297	Kontoor Brands Inc	73,164
10,201	NIKE Inc, Class B	1,575,952
7,353	VF Corp	603,240
	Total Textiles, Apparel & Luxury Goods	2,252,356

	Thrifts & Mortgage Finance – 0.1%

2,768	MGIC Investment Corp	37,645
10,698	New York Community Bancorp Inc	117,892
440	PennyMac Financial Services Inc	27,157
1,111	Radian Group Inc	24,719
	Total Thrifts & Mortgage Finance	207,413

	Tobacco – 0.6%
17,306	Altria Group Inc	825,150
10,672	Philip Morris International Inc	1,057,702
	Total Tobacco	1,882,852

	Trading Companies & Distributors – 0.5%

3,193	WW Grainger Inc	1,398,534

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)			Value

	Wireless Telecommunication Services – 0.0%

1,094	United States Cellular Corp, (2)			$39,724
	Total Common Stocks (cost $84,169,944)			301,982,076

Shares	Description (1)			Value

	EXCHANGE-TRADED FUNDS – 2.5%

34,000	Vanguard Total Stock Market ETF			$7,575,880
	Total Exchange-Traded Funds (cost $6,597,496)			7,575,880

Shares	Description (1)			Value

	WARRANTS – 0.0%

	Oil, Gas & Consumable Fuels – 0.0%

2,117	Occidental Petroleum Corp			$29,447
	Total Warrants (cost $10,479)			29,447
	Total Long-Term Investments (cost $90,777,919)			309,587,403

Shares	Description (1)	Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%

	MONEY MARKET FUNDS – 0.0%

36,855	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.020% (6)		$36,855
	Total Investments Purchased with Collateral from Securities Lending (cost $36,855)			36,855

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.6%

	REPURCHASE AGREEMENTS – 1.6%

$4,860	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $4,859,587, collateralized by $5,048,500, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $4,956,801	0.000%	7/01/21	$4,859,587
	Total Short-Term Investments (cost $4,859,587)			4,859,587
	Total Investments (cost $95,674,361) – 103.2%			314,483,845
	Other Assets Less Liabilities – (3.2)% (7)			(9,757,087)
	Net Assets – 100%			$304,726,758

Investments in Derivatives

Options Purchased

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
Cboe Volatility Index (premiums paid $18,311)	Call	200	$600,000	$30	7/21/21	$8,500

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(20)	$(8,600,000)	$4,300	7/16/21	$(66,700)
S&P 500® Index	Call	(405)	(169,290,000)	4,180	7/16/21	(5,333,850)
Russell 2000® Index	Call	(26)	(6,110,000)	2,350	7/16/21	(40,560)
Total Options Written (premiums received $2,837,846)		(451)	$(184,000,000)			$(5,441,110)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $35,883.

(5)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund.

(6)	The rate shown is the one-day yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

Cboe	Chicago Board Options Exchange

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

See accompanying notes to financial statements.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 102.0%

	COMMON STOCKS – 101.4%

	Air Freight & Logistics – 0.1%

2,896	FedEx Corp	$863,964

	Airlines – 0.2%

11,239	Delta Air Lines Inc, (2)	486,199
6,558	Ryanair Holdings PLC, (2)	709,641
25,632	Southwest Airlines Co, (2)	1,360,803
	Total Airlines	2,556,643

	Auto Components – 0.1%

23,148	Gentex Corp	765,967
4,110	Lear Corp	720,401
	Total Auto Components	1,486,368

	Automobiles – 3.6%

40,233	Ford Motor Co, (2)	597,863
64,416	Tesla Inc, (2)	43,783,555
	Total Automobiles	44,381,418

	Beverages – 0.9%

24,003	Brown-Forman Corp, Class B	1,798,785
95,731	Monster Beverage Corp, (2)	8,745,027
247,533	NewAge Inc, (2)	551,998
	Total Beverages	11,095,810

	Biotechnology – 4.7%

96,378	Amgen Inc, (3)	23,492,137
17,467	Biogen Inc, (2), (3)	6,048,298
196,456	Gilead Sciences Inc	13,527,960
11,093	Ionis Pharmaceuticals Inc, (2)	442,500
11,875	Moderna Inc, (2)	2,790,388
18,529	Regeneron Pharmaceuticals Inc, (2)	10,349,188
3,808	United Therapeutics Corp, (2)	683,193
	Total Biotechnology	57,333,664

	Capital Markets – 0.6%

10,425	Moody’s Corp	3,777,707
23,851	Morgan Stanley	2,186,898
11,348	SEI Investments Co	703,236
5,699	T Rowe Price Group Inc	1,128,231
	Total Capital Markets	7,796,072

	Chemicals – 0.3%

6,204	Ecolab Inc	1,277,838
9,525	Sherwin-Williams Co/The	2,595,086
	Total Chemicals	3,872,924

	Commercial Services & Supplies – 0.5%

10,872	Copart Inc, (2)	1,433,256
8,008	IAA Inc, (2)	436,756
15,793	Tetra Tech Inc	1,927,378
7,562	Waste Connections Inc	903,130
9,915	Waste Management Inc	1,389,190
	Total Commercial Services & Supplies	6,089,710

Shares	Description (1)	Value

	Communications Equipment – 2.8%

625,918	Cisco Systems Inc	$33,173,654
5,262	F5 Networks Inc, (2)	982,205
37,209	Inseego Corp, (2), (4)	375,439
	Total Communications Equipment	34,531,298

	Containers & Packaging – 0.0%

4,212	Ball Corp	341,256

	Distributors – 0.3%

54,227	Greenlane Holdings Inc, (2), (4)	242,395
8,210	Pool Corp	3,765,598
	Total Distributors	4,007,993

	Diversified Consumer Services – 0.2%

29,461	Aspen Group Inc/CO, (2)	192,086
43,826	Service Corp International/US	2,348,635
14,672	Vivint Smart Home Inc, (2)	193,670
	Total Diversified Consumer Services	2,734,391

	Electric Utilities – 0.0%

26,822	PG&E Corp, (2)	272,780

	Electrical Equipment – 0.2%

9,896	Rockwell Automation Inc	2,830,454

	Electronic Equipment, Instruments & Components – 0.1%

8,100	Keysight Technologies Inc, (2)	1,250,721
2,823	National Instruments Corp	119,356
	Total Electronic Equipment, Instruments & Components	1,370,077

	Energy Equipment & Services – 0.1%

111,293	Select Energy Services Inc, (2)	672,210

	Entertainment – 0.3%

50,618	AMC Entertainment Holdings Inc, Class A, (2)	2,869,028
505,343	Eros STX Global Corp, (2)	773,175
	Total Entertainment	3,642,203

	Equity Real Estate Investment Trust – 0.2%

57,484	CubeSmart	2,662,659
23,836	GEO Group Inc/The	169,712
211	Retail Value Inc	4,589
	Total Equity Real Estate Investment Trust	2,836,960

	Food & Staples Retailing – 0.7%

4,001	Casey’s General Stores Inc	778,755
222,801	HF Foods Group Inc, (2)	1,178,617
26,637	Kroger Co/The	1,020,463
9,160	Sysco Corp	712,190
21,374	US Foods Holding Corp, (2)	819,907
31,746	Walmart Inc	4,476,821
	Total Food & Staples Retailing	8,986,753

	Food Products – 0.7%

8,940	Beyond Meat Inc, (2)	1,407,961
70,834	Bridgford Foods Corp, (2)	931,467
16,004	Conagra Brands Inc	582,226
10,406	Hormel Foods Corp	496,886
31,306	Laird Superfood Inc, (2), (4)	935,110
32,289	McCormick & Co Inc/MD	2,851,764
40,661	Vital Farms Inc, (2)	811,594
	Total Food Products	8,017,008

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.5%

72,225	Abbott Laboratories, (3)	$8,373,044
3,843	Becton Dickinson and Co	934,579
16,846	Danaher Corp	4,520,793
8,881	Hill-Rom Holdings Inc	1,008,793
17,865	LENSAR Inc, (2)	154,711
200,074	Rockwell Medical Inc, (2)	182,087
3,909	Stryker Corp	1,015,285
162,222	Surgalign Holdings Inc, (2)	225,489
62,738	Venus Concept Inc, (2)	195,115
11,687	Zimmer Biomet Holdings Inc	1,879,503
	Total Health Care Equipment & Supplies	18,489,399

	Health Care Providers & Services – 0.2%

4,308	McKesson Corp	823,862
8,366	Universal Health Services Inc	1,225,033
	Total Health Care Providers & Services	2,048,895

	Health Care Technology – 0.1%

58,879	American Well Corp, Class A, (2)	740,698

	Hotels, Restaurants & Leisure – 1.5%

6,829	Booking Holdings Inc, (2)	14,942,466
10,528	Darden Restaurants Inc	1,536,983
30,743	Restaurant Brands International Inc	1,981,079
	Total Hotels, Restaurants & Leisure	18,460,528

	Household Durables – 0.1%

43,730	KB Home	1,780,686

	Industrial Conglomerates – 0.1%

6,042	Honeywell International Inc	1,325,313

	Insurance – 0.1%

23,048	Fidelity National Financial Inc	1,001,666

	Interactive Media & Services – 15.8%

27,220	Alphabet Inc, Class A, (2), (3)	66,465,524
19,524	Alphabet Inc, Class C, (2), (3)	48,933,391
41,950	Baidu Inc, Sponsored ADR, (2), (3)	8,553,605
168,476	Facebook Inc, Class A, (2), (3)	58,580,790
17,171	IAC/InterActiveCorp, (2)	2,647,253
39,995	Match Group Inc, (2)	6,449,194
31,584	Twitter Inc, (2)	2,173,295
27,877	Vimeo Inc, (2)	1,365,973
	Total Interactive Media & Services	195,169,025

	Internet & Direct Marketing Retail – 11.9%

38,484	Amazoncom Inc, (2)	132,391,117
204,875	eBay Inc	14,384,274
	Total Internet & Direct Marketing Retail	146,775,391

	IT Services – 4.7%

4,017	BigCommerce Holdings Inc, (2)	260,784
7,635	Black Knight Inc, (2)	595,377
43,781	Jack Henry & Associates Inc	7,158,631
170,519	PayPal Holdings Inc, (2)	49,702,878
	Total IT Services	57,717,670

	Leisure Products – 0.0%

3,212	Peloton Interactive Inc, (2)	398,352

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.3%

12,612	Agilent Technologies Inc	$1,864,180
5,019	Charles River Laboratories International Inc, (2)	1,856,628
	Total Life Sciences Tools & Services	3,720,808

	Machinery – 0.2%

10,028	Caterpillar Inc	2,182,394
7,766	Fortive Corp	541,601
	Total Machinery	2,723,995

	Media – 3.8%

47	Cable One Inc	89,902
711,480	Comcast Corp, Class A	40,568,590
148,449	comScore Inc, (2)	742,245
50,525	Gannett Co Inc, (2)	277,382
79,629	News Corp, Class A	2,052,039
62,041	News Corp, Class B	1,510,699
45,680	Saga Communications Inc, Class A	988,972
18,730	ViacomCBS Inc, Class B	846,596
	Total Media	47,076,425

	Multiline Retail – 0.2%

10,635	Target Corp	2,570,905

	Oil, Gas & Consumable Fuels – 0.2%

17,606	PBF Energy Inc, Class A, (2)	269,372
44,805	Peabody Energy Corp, (2)	355,304
26,728	Penn Virginia Corp, (2)	631,048
123,234	Tellurian Inc, (2)	573,038
	Total Oil, Gas & Consumable Fuels	1,828,762

	Personal Products – 0.0%

20,695	Revlon Inc, Class A, (2), (4)	265,724

	Pharmaceuticals – 0.7%

101,887	Bristol-Myers Squibb Co, (3)	6,808,089
6,272	Jazz Pharmaceuticals PLC, (2)	1,114,158
	Total Pharmaceuticals	7,922,247

	Professional Services – 0.4%

43,927	Akerna Corp, (2)	177,026
10,853	IHS Markit Ltd	1,222,699
12,068	ManpowerGroup Inc	1,435,006
20,634	Robert Half International Inc	1,835,807
	Total Professional Services	4,670,538

	Semiconductors & Semiconductor Equipment – 13.7%

96,767	Analog Devices Inc, (3)	16,659,407
176,685	Applied Materials Inc, (3)	25,159,944
434,286	Intel Corp	24,380,816
77,601	NVIDIA Corp	62,088,560
29,359	ON Semiconductor Corp, (2)	1,123,863
12,494	Power Integrations Inc	1,025,258
221,611	QUALCOMM Inc	31,674,860
9,889	Silicon Laboratories Inc, (2)	1,515,489
21,231	Skyworks Solutions Inc	4,071,044
9,087	Taiwan Semiconductor Manufacturing Co Ltd	1,091,894
	Total Semiconductors & Semiconductor Equipment	168,791,135

	Software – 15.6%

18,951	ANSYS Inc, (2)	6,577,134
56,795	Autodesk Inc, (2), (3)	16,578,460

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)		Value

	Software (continued)

11,614	CDK Global Inc		$577,100
20,674	JFrog Ltd, (2), (4)		941,080
577,453	Microsoft Corp, (3)		156,432,018
8,735	Nutanix Inc, (2)		333,852
22,586	Open Text Corp		1,147,369
42,113	Oracle Corp		3,278,076
13,058	PTC Inc, (2)		1,844,573
21,363	Sumo Logic Inc, (2), (4)		441,146
12,019	Zoom Video Communications Inc, (2)		4,651,713
	Total Software		192,802,521

	Specialty Retail – 0.7%

4,707	Advance Auto Parts Inc		965,594
843	AutoZone Inc, (2)		1,257,941
1,904	Bed Bath & Beyond Inc, (2)		63,384
21,056	CarMax Inc, (2)		2,719,382
18,467	Dick’s Sporting Goods Inc		1,850,209
97,497	Express Inc, (2)		632,756
17,348	Urban Outfitters Inc, (2)		715,085
	Total Specialty Retail		8,204,351

	Technology Hardware, Storage & Peripherals – 12.7%

1,142,945	Apple Inc, (3)		156,537,747
6,751	NetApp Inc		552,367
	Total Technology Hardware, Storage & Peripherals		157,090,114

	Textiles, Apparel & Luxury Goods – 0.1%

5,276	PVH Corp, (2)		567,645
18,741	Skechers USA Inc, Class A, (2)		933,864
	Total Textiles, Apparel & Luxury Goods		1,501,509

	Thrifts & Mortgage Finance – 0.1%

39,694	Rocket Cos Inc, Class A		768,079

	Wireless Telecommunication Services – 0.1%

38,963	Spok Holdings Inc		374,824
11,584	United States Cellular Corp, (2)		420,615
	Total Wireless Telecommunication Services		795,439
	Total Common Stocks (cost $271,337,759)		1,250,360,131

Shares	Description (1)		Value

	EXCHANGE-TRADED FUNDS – 0.4%

24,000	Vanguard Total Stock Market ETF		$5,347,680
	Total Exchange-Traded Funds (cost $4,881,740)		5,347,680
	Total Long-Term Investments (cost $276,219,499)		1,255,707,811

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.2%

	MONEY MARKET FUNDS – 0.2%

2,492,322	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.020% (6)	$2,492,322
	Total Investments Purchased with Collateral from Securities Lending (cost $2,492,322)		2,492,322

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.9%

	REPURCHASE AGREEMENTS – 1.9%

$23,511	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $23,510,764, collateralized by $26,761,700, U.S. Treasury Bonds, 1.375%, due 11/15/40, value $23,980,992	0.000%	7/01/21	$23,510,764
	Total Short-Term Investments (cost $23,510,764)			23,510,764
	Total Investments (cost $302,222,585) – 103.9%			1,281,710,897
	Other Assets Less Liabilities – (3.9)% (7)			(47,683,977)
	Net Assets – 100%			$1,234,026,920

Investments in Derivatives

Options Purchased

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
Cboe Volatility Index (premiums paid $36,622)	Call	400	$1,200,000	$30	7/21/21	$17,000

Options Written

Description (8)	Type	Number of Contracts	Notional Amount (9)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(85)	$(36,550,000)	$4,300	7/16/21	$(283,475)
Russell 2000® Index	Call	(105)	(24,675,000)	2,350	7/16/21	(163,800)
NASDAQ 100® Stock Index	Call	(505)	(712,050,000)	14,100	7/16/21	(26,191,825)
Total Options Written (premiums received $13,416,502)		(695)	$(773,275,000)			$(26,639,100)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $2,357,254.

(5)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund.

(6)	The rate shown is the one-day yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	Exchange-traded, unless otherwise noted.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

Cboe	Chicago Board Options Exchange

ETF	Exchange-Traded Fund

S&P	Standard & Poor’s

See accompanying notes to financial statements.

JCE	Nuveen Core Equity Alpha Fund Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 98.4%

	Aerospace & Defense – 1.5%

5,590	Lockheed Martin Corp	$2,114,976
5,350	Northrop Grumman Corp	1,944,351
	Total Aerospace & Defense	4,059,327

	Air Freight & Logistics – 0.9%

11,906	United Parcel Service Inc, Class B	2,476,091

	Automobiles – 1.6%

32,240	General Motors Co, (2)	1,907,641
3,400	Tesla Inc, (2)	2,310,980
	Total Automobiles	4,218,621

	Banks – 3.0%

24,135	Bank of America Corp, (3)	995,086
35,060	Citigroup Inc	2,480,495
13,220	JPMorgan Chase & Co	2,056,239
33,800	Truist Financial Corp	1,875,900
6,482	Wells Fargo & Co	293,570
5,650	Wintrust Financial Corp	427,309
	Total Banks	8,128,599

	Beverages – 1.5%

29,550	Coca-Cola Co/The	1,598,951
15,790	PepsiCo Inc	2,339,604
	Total Beverages	3,938,555

	Biotechnology – 0.7%

673	AbbVie Inc	75,807
8,805	Vertex Pharmaceuticals Inc, (2)	1,775,352
	Total Biotechnology	1,851,159

	Building Products – 0.7%

26,690	Johnson Controls International plc	1,831,735

	Capital Markets – 2.8%

750	Ameriprise Financial Inc	186,660
10,590	Ares Management Corp	673,418
34,106	Carlyle Group Inc/The	1,585,247
3,090	Cboe Global Markets Inc	367,864
3,460	Charles Schwab Corp/The	251,923
600	FactSet Research Systems Inc	201,366
4,230	Intercontinental Exchange Inc	502,101
54,430	Invesco Ltd	1,454,914
43,648	Jefferies Financial Group Inc	1,492,762
140	LPL Financial Holdings Inc	18,897
7,266	Tradeweb Markets Inc, Class A	614,413
4,910	Virtu Financial Inc, Class A	135,663
	Total Capital Markets	7,485,228

	Chemicals – 1.6%

8,620	Cabot Corp	490,737
914	Corteva Inc	40,536
11,450	Dow Inc	724,556
19,720	DuPont de Nemours Inc	1,526,525
50,410	Huntsman Corp	1,336,873

Shares	Description (1)	Value

	Chemicals (continued)

1,870	LyondellBasell Industries NV, Class A	$192,367
	Total Chemicals	4,311,594

	Commercial Services & Supplies – 0.5%

1,960	Clean Harbors Inc, (2)	182,554
18,110	Stericycle Inc, (2)	1,295,771
	Total Commercial Services & Supplies	1,478,325

	Communications Equipment – 1.2%

59,770	Cisco Systems Inc	3,167,810

	Containers & Packaging – 0.5%

54,680	Ardagh Group SA	1,340,754

	Diversified Consumer Services – 0.4%

1,122	Chegg Inc, (2)	93,249
21,284	frontdoor Inc, (2)	1,060,369
	Total Diversified Consumer Services	1,153,618

	Diversified Financial Services – 1.3%

12,270	Berkshire Hathaway Inc, Class B, (2), (3)	3,410,078

	Diversified Telecommunication Services – 2.2%

98,650	AT&T Inc, (3)	2,839,147
53,929	Verizon Communications Inc	3,021,642
	Total Diversified Telecommunication Services	5,860,789

	Electric Utilities – 0.9%

31,718	NextEra Energy Inc	2,324,295

	Electrical Equipment – 0.4%

1,380	Eaton Corp PLC	204,488
80,669	GrafTech International Ltd	937,374
	Total Electrical Equipment	1,141,862

	Electronic Equipment, Instruments & Components – 0.9%

10,923	SYNNEX Corp	1,329,984
33,086	Vontier Corp	1,077,942
	Total Electronic Equipment, Instruments & Components	2,407,926

	Energy Equipment & Services – 1.1%

61,170	Baker Hughes Co	1,398,958
46,120	Schlumberger NV	1,476,301
	Total Energy Equipment & Services	2,875,259

	Entertainment – 1.3%

52,942	Lions Gate Entertainment Corp, (2)	968,839
554	Netflix Inc, (2)	292,628
55,800	Playtika Holding Corp, (2)	1,330,272
5,810	Walt Disney Co/The, (2)	1,021,224
	Total Entertainment	3,612,963

	Equity Real Estate Investment Trust – 1.2%

8,610	American Homes 4 Rent	334,498
4,044	Apartment Income REIT Corp	191,807
8,410	Brookfield Property REIT Inc	158,865
6,350	Invitation Homes Inc	236,792
4,320	Paramount Group Inc	43,502
2,920	Prologis Inc	349,028
10,220	STORE Capital Corp	352,692

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trust (continued)

43,640	Weyerhaeuser Co	$1,502,089
	Total Equity Real Estate Investment Trust	3,169,273

	Food & Staples Retailing – 1.0%

19,849	Walmart Inc	2,799,106

	Food Products – 0.1%

4,240	Tyson Foods Inc, Class A	312,742

	Health Care Equipment & Supplies – 4.2%

25,230	Abbott Laboratories	2,924,914
10,360	Danaher Corp	2,780,210
22,220	DENTSPLY SIRONA Inc	1,405,637
7,328	Envista Holdings Corp, (2)	316,643
22,740	Hologic Inc, (2)	1,517,213
2,070	IDEXX Laboratories Inc, (2)	1,307,308
9,410	Medtronic PLC	1,168,063
	Total Health Care Equipment & Supplies	11,419,988

	Health Care Providers & Services – 2.8%

3,800	Anthem Inc	1,450,840
10,844	CVS Health Corp	904,823
5,950	McKesson Corp	1,137,878
10,120	UnitedHealth Group Inc	4,052,453
	Total Health Care Providers & Services	7,545,994

	Health Care Technology – 0.6%

19,110	Cerner Corp	1,493,638

	Hotels, Restaurants & Leisure – 0.6%

820	Las Vegas Sands Corp, (2)	43,206
6,830	McDonald’s Corp	1,577,662
500	Penn National Gaming Inc, (2)	38,245
2,620	Wendy’s Co/The	61,360
	Total Hotels, Restaurants & Leisure	1,720,473

	Household Durables – 0.5%

16,500	DR Horton Inc	1,491,105

	Household Products – 2.5%

22,500	Colgate-Palmolive Co	1,830,375
3,730	Kimberly-Clark Corp	499,000
28,210	Procter & Gamble Co/The	3,806,375
6,880	Spectrum Brands Holdings Inc	585,075
	Total Household Products	6,720,825

	Industrial Conglomerates – 1.0%

1,750	3M Co	347,603
11,110	Honeywell International Inc	2,436,978
	Total Industrial Conglomerates	2,784,581

	Insurance – 1.1%

23,533	Athene Holding Ltd, Class A, (2)	1,588,478
22,620	Hartford Financial Services Group Inc/The	1,401,761
	Total Insurance	2,990,239

	Interactive Media & Services – 6.9%

1,970	Alphabet Inc, Class A, (2)	4,810,326
2,390	Alphabet Inc, Class C, (2)	5,990,105
21,880	Facebook Inc, Class A, (2)	7,607,895
2,250	Twitter Inc, (2)	154,822
	Total Interactive Media & Services	18,563,148

Shares	Description (1)	Value

	Internet & Direct Marketing Retail – 4.5%

3,577	Amazoncom Inc, (2)	$12,305,452

	IT Services – 3.8%

9,400	Accenture PLC, Class A	2,771,026
6,500	Black Knight Inc, (2)	506,870
22,570	Cognizant Technology Solutions Corp	1,563,198
13,740	Fiserv Inc, (2)	1,468,669
3,441	Mastercard Inc	1,256,275
3,750	PayPal Holdings Inc, (2)	1,093,050
6,680	Visa Inc, Class A	1,561,917
	Total IT Services	10,221,005

	Life Sciences Tools & Services – 1.2%

3,100	Bruker Corp	235,538
5,883	Thermo Fisher Scientific Inc	2,967,797
	Total Life Sciences Tools & Services	3,203,335

	Machinery – 2.7%

1,354	AGCO Corp	176,535
3,430	Caterpillar Inc	746,471
2,370	Deere & Co	835,923
18,142	Graco Inc	1,373,349
3,720	Ingersoll Rand Inc, (2)	181,573
21,120	Otis Worldwide Corp	1,726,982
17,400	PACCAR Inc	1,552,950
6,367	Toro Co/The	699,606
	Total Machinery	7,293,389

	Media – 2.1%

51,110	Comcast Corp, Class A	2,914,292
1,230	Discovery Inc, (2)	37,737
51,920	News Corp, Class B	1,264,252
31,940	ViacomCBS Inc, Class B	1,443,688
	Total Media	5,659,969

	Metals & Mining – 0.4%

16,770	Southern Copper Corp	1,078,646

	Multiline Retail – 0.9%

10,189	Target Corp	2,463,089

	Multi-Utilities – 1.3%

24,441	CMS Energy Corp	1,443,975
23,330	Dominion Energy Inc	1,716,388
13,330	MDU Resources Group Inc	417,762
	Total Multi-Utilities	3,578,125

	Oil, Gas & Consumable Fuels – 0.8%

3,830	Chevron Corp	401,154
660	ConocoPhillips	40,194
3,750	Diamondback Energy Inc	352,087
6,420	Exxon Mobil Corp	404,974
22,233	Targa Resources Corp	988,257
	Total Oil, Gas & Consumable Fuels	2,186,666

	Personal Products – 0.2%

7,760	Nu Skin Enterprises Inc	439,604

	Pharmaceuticals – 4.0%

14,210	Bristol-Myers Squibb Co	949,512
28,600	Johnson & Johnson	4,711,564

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Pharmaceuticals (continued)

36,671	Merck & Co Inc	$2,851,904
43,267	Organon & Co, (2)	1,309,259
27,250	Pfizer Inc	1,067,110
	Total Pharmaceuticals	10,889,349

	Professional Services – 0.5%

12,887	Booz Allen Hamilton Holding Corp	1,097,715
6,950	Dun & Bradstreet Holdings Inc, (2)	148,521
550	IHS Markit Ltd	61,963
	Total Professional Services	1,308,199

	Real Estate Management & Development – 0.6%

17,450	CBRE Group Inc, (2)	1,495,988

	Road & Rail – 1.5%

47,340	CSX Corp	1,518,667
4,435	Schneider National Inc, Class B	96,550
11,550	Union Pacific Corp	2,540,192
	Total Road & Rail	4,155,409

	Semiconductors & Semiconductor Equipment – 5.7%

18,117	Advanced Micro Devices Inc, (2)	1,701,730
31,550	Allegro MicroSystems Inc, (2)	873,935
16,620	Applied Materials Inc	2,366,688
54,180	Intel Corp	3,041,665
3,190	NVIDIA Corp	2,552,319
7,693	Qorvo Inc, (2)	1,505,135
18,360	QUALCOMM Inc	2,624,195
4,522	Skyworks Solutions Inc	867,094
	Total Semiconductors & Semiconductor Equipment	15,532,761

	Software – 9.4%

6,220	Adobe Inc, (2)	3,642,681
1,570	Autodesk Inc, (2)	458,283
690	Crowdstrike Holdings Inc, (2)	173,404
60,875	Microsoft Corp	16,491,037
11,951	salesforcecom Inc, (2)	2,919,271
2,450	ServiceNow Inc, (2)	1,346,398
6,030	Teradata Corp, (2)	301,319
29	Workday Inc, Class A, (2)	6,923
	Total Software	25,339,316

	Specialty Retail – 2.0%

11,420	Home Depot Inc/The	3,641,724
8,360	Lowe’s Cos Inc	1,621,589
470	Williams-Sonoma Inc	75,035
	Total Specialty Retail	5,338,348

	Technology Hardware, Storage & Peripherals – 7.1%
126,288	Apple Inc, (3)	17,296,404
13,280	Dell Technologies Inc, (2)	1,323,618
21,320	Pure Storage Inc, Class A, (2)	416,380
4,050	Xerox Holdings Corp	95,135
	Total Technology Hardware, Storage & Peripherals	19,131,537

	Textiles, Apparel & Luxury Goods – 1.5%

1,255	Lululemon Athletica Inc, (2)	458,037
19,434	NIKE Inc, Class B	3,002,359
13,400	Tapestry Inc, (2)	582,632
	Total Textiles, Apparel & Luxury Goods	4,043,028

Shares	Description (1)			Value

	Trading Companies & Distributors – 0.5%

57,436	Univar Solutions Inc, (2)			$1,400,290

	Wireless Telecommunication Services – 0.2%

4,701	T-Mobile US Inc, (2)			680,846
	Total Common Stocks (cost $223,221,620)			265,830,051

Shares	Description (1)			Value

	EXCHANGE-TRADED FUNDS – 1.7%

11,000	iShares Core S&P 500 ETF			$4,729,120
	Total Exchange-Traded Funds (cost $4,154,097)			4,729,120
	Total Long-Term Investments (cost $227,375,717)			270,559,171

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.1%

	REPURCHASE AGREEMENTS – 2.1%

$5,780	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $5,780,497, collateralized by $4,290,100, U.S. Treasury Government Bonds, 4.250%, due 11/15/40, value $5,896,206	0.000%	7/01/21	$5,780,497
	Total Short-Term Investments (cost $5,780,497)			5,780,497
	Total Investments (cost $233,156,214) – 102.2%			276,339,668
	Other Assets Less Liabilities – (2.2)% (4)			(5,915,847)
	Net Assets – 100%			$270,423,821

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(100)	$(43,000,000)	$4,300	7/16/21	$(333,500)
S&P 500® Index	Call	(25)	(10,687,500)	4,275	7/16/21	(126,375)
S&P 500® Index	Call	(50)	(21,250,000)	4,250	7/16/21	(351,250)
S&P 500® Index	Call	(75)	(32,625,000)	4,350	7/16/21	(79,875)
Russell 2000® Index	Call	(19)	(4,465,000)	2,350	7/16/21	(29,640)
Total Options Written (premiums received $548,364)		(269)	$(112,027,500)			$(920,640)

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

	BXMX	DIAX	SPXX	QQQX	JCE
Assets
Long-term investments at value (cost $550,642,663, $270,627,951, $90,777,919, $276,219,499 and $227,375,717, respectively)(1)	$1,546,947,367	$663,712,943	$309,587,403	$1,255,707,811	$270,559,171
Short-term investments, at value (cost approximates value)	47,260,394	10,864,275	4,859,587	23,510,764	5,780,497
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	—	36,855	2,492,322	—
Cash	5,537	—	—	1,028	—
Cash denominated in foreign currencies (cost $419, $—, $—, $—, $—, respectively)	412	—	—	—	—
Options purchased, at value (cost $—, $36,622, $18,311, $36,622, and $—, respectively)	—	17,000	8,500	17,000	—
Receivable for:
Dividends	949,752	168,518	165,131	103,783	116,011
Reclaims	—	—	—	329	—
Shares sold	—	—	—	1,226,045	—
Deferred offering costs	—	—	—	137,178	—
Other assets	330,480	48,098	51,917	122,719	50,728
Total assets	1,595,493,942	674,810,834	314,709,393	1,283,318,979	276,506,407
Liabilities
Options written, at value (premiums received $27,303,226, $6,067,335, $2,837,846, $13,416,502 and $548,364, respectively)	29,408,855	11,629,485	5,441,110	26,639,100	920,640
Payable for:
Collateral from securities lending	—	—	36,855	2,492,322	—
Dividends	21,650,929	9,732,723	4,132,265	18,723,559	4,776,176
Accrued expenses:
Management fees	1,045,652	456,261	202,926	819,422	199,397
Trustees fees	341,461	54,219	54,668	127,615	43,301
Shelf offering costs	—	—	—	150,000	—
Other	487,455	231,087	114,811	340,041	143,072
Total liabilities	52,934,352	22,103,775	9,982,635	49,292,059	6,082,586
Net assets applicable to common shares	$1,542,559,590	$652,707,059	$304,726,758	$1,234,026,920	$270,423,821
Common shares outstanding	104,086,837	36,366,913	17,191,758	43,242,176	16,029,281
Net asset value (“NAV”) per common share outstanding	$14.82	$17.95	$17.73	$28.54	$16.87
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,040,868	$363,669	$171,918	$432,422	$160,293
Paid-in-surplus	563,830,966	274,112,157	117,841,496	337,660,299	191,679,886
Total distributable earnings	977,687,756	378,231,233	186,713,344	895,934,199	78,583,642
Net assets applicable to common shares	$1,542,559,590	$652,707,059	$304,726,758	$1,234,026,920	$270,423,821
Authorized common shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Includes securities loaned of $35,883 and $2,357,254 for SPXX and QQQX, respectively.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2021

(Unaudited)

	BXMX	DIAX	SPXX	QQQX	JCE
Investment Income
Dividends	$7,324,228	$6,041,236	$2,230,510	$3,633,866	$834,435
Foreign tax withheld on dividend income	(8,917)	—	(174)	(8,816)	(1,208)
Securities Lending Income, net	43	—	336	13,710	26,282
Total Investment Income	7,315,354	6,041,236	2,230,672	3,638,760	859,509
Expenses
Management fees	6,128,374	2,680,970	1,181,598	4,740,078	1,157,978
Custodian fees	58,453	26,621	21,552	43,609	29,254
Trustees fees	18,921	8,076	3,697	14,412	3,214
Professional fees	72,957	43,913	13,338	64,390	32,194
Shareholder reporting expenses	59,412	31,257	24,068	58,335	32,958
Shareholder servicing agent fees	1,407	1,129	954	1,144	2,467
Stock exchange listing fees	14,323	5,297	3,947	—	3,290
Investor relations expenses	133,053	58,696	27,148	96,678	19,443
Other	122,232	72,164	27,251	193,862	3,693
Total expenses	6,609,132	2,928,123	1,303,553	5,212,508	1,284,491
Net investment income (loss)	706,222	3,113,113	927,119	(1,573,748)	(424,982)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	94,076,388	15,902,835	8,671,790	48,169,954	23,223,677
Options purchased	—	12,696	5,560	52,038	—
Options written	(52,512,580)	(8,936,466)	(3,963,277)	(36,915,773)	(1,969,416)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	105,191,599	61,607,220	31,787,235	134,780,258	15,948,265
Options purchased	—	(13,990)	(6,995)	(13,990)	—
Options written	8,401,170	(4,723,490)	(2,219,359)	(12,775,167)	(397,537)
Net realized and unrealized gain (loss)	155,156,577	63,848,805	34,274,954	133,297,320	36,804,989
Net increase (decrease) in net assets from operations	$155,862,799	$66,961,918	$35,202,073	$131,723,572	$36,380,007

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	BXMX		DIAX
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Operations
Net investment income (loss)	$706,222	$15,157,598	$3,113,113	$8,012,926
Net realized gain (loss) from:
Investments and foreign currency	94,076,388	163,654,804	15,902,835	100,797,603
Options purchased	—	—	12,696	242,705
Options written	(52,512,580)	(139,222,960)	(8,936,466)	(60,651,433)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	105,191,599	56,243,154	61,607,220	(63,403,549)
Options purchased	—	—	(13,990)	(5,632)
Options written	8,401,170	3,384,501	(4,723,490)	(533,762)
Net increase (decrease) in net assets applicable to common shares from operations	155,862,799	99,217,097	66,961,918	(15,541,142)
Distributions to Common Shareholders
Dividends	(44,757,340)	(12,431,685)	(19,856,335)	(37,595,326)
Return of capital	—	(78,904,515)	—	(2,917,416)
Decrease in net assets applicable to common shares from distributions to shareholders	(44,757,340)	(91,336,200)	(19,856,335)	(40,512,742)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	103,714	—	400,448
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	—	797,626	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	901,340	—	400,448
Net increase (decrease) in net assets applicable to common shares	111,105,459	8,782,237	47,105,583	(55,653,436)
Net assets applicable to common shares at the beginning of period	1,431,454,131	1,422,671,894	605,601,476	661,254,912
Net assets applicable to common shares at the end of period	$1,542,559,590	$1,431,454,131	$652,707,059	$605,601,476

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	SPXX		QQQX
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Operations
Net investment income (loss)	$927,119	$2,617,066	$(1,573,748)	$1,450,538
Net realized gain (loss) from:
Investments and foreign currency	8,671,790	12,088,482	48,169,954	158,087,221
Options purchased	5,560	119,667	52,038	252,805
Options written	(3,963,277)	(27,078,672)	(36,915,773)	(184,711,099)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	31,787,235	28,217,293	134,780,258	179,485,115
Options purchased	(6,995)	(2,816)	(13,990)	(5,632)
Options written	(2,219,359)	(259,815)	(12,775,167)	1,289,113
Net increase (decrease) in net assets applicable to common shares from operations	35,202,073	15,701,205	131,723,572	155,848,061
Distributions to Common Shareholders
Dividends	(8,423,961)	(2,666,875)	(37,974,334)	(932,061)
Return of capital	—	(14,524,883)	—	(62,802,006)
Decrease in net assets applicable to common shares from distributions to shareholders	(8,423,961)	(17,191,758)	(37,974,334)	(63,734,067)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	4,087,020	47,392,893	48,249,296
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	—	72,207	576,344	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	4,159,227	47,969,237	48,249,296
Net increase (decrease) in net assets applicable to common shares	26,778,112	2,668,674	141,718,475	140,363,290
Net assets applicable to common shares at the beginning of period	277,948,646	275,279,972	1,092,308,445	951,945,155
Net assets applicable to common shares at the end of period	$304,726,758	$277,948,646	$1,234,026,920	$1,092,308,445

See accompanying notes to financial statements.

	JCE
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Operations
Net investment income (loss)	$(424,982)	$2,234,267
Net realized gain (loss) from:
Investments and foreign currency	23,223,677	47,360,426
Options purchased	—	—
Options written	(1,969,416)	(10,237,281)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,948,265	(22,037,166)
Options purchased	—	—
Options written	(397,537)	263,277
Net increase (decrease) in net assets applicable to common shares from operations	36,380,007	17,583,523
Distributions to Common Shareholders
Dividends	(9,745,803)	(14,827,085)
Return of capital	—	—
Decrease in net assets applicable to common shares from distributions to shareholders	(9,745,803)	(14,827,085)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	9,093
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	9,093
Net increase (decrease) in net assets applicable to common shares	26,634,204	2,765,531
Net assets applicable to common shares at the beginning of period	243,789,617	241,024,086
Net assets applicable to common shares at the end of period	$270,423,821	$243,789,617

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Shelf Offering Costs		Premium Per Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

BXMX
Year Ended 12/31:
2021(e)	$13.75	$0.01	$1.49	$1.50	$(0.43)	$—	$—	$(0.43)	$—		$—		$14.82	$14.37
2020	13.68	0.15	0.80	0.95	(0.12)	—	(0.76)	(0.88)	—	*	—	*	13.75	12.88
2019	12.61	0.16	1.84	2.00	(0.16)	—	(0.77)	(0.93)	—	*	—	*	13.68	13.75
2018	14.35	0.15	(0.91)	(0.76)	(0.16)	(0.37)	(0.45)	(0.98)	—	*	—	*	12.61	12.07
2017	13.52	0.16	1.58	1.74	(0.15)	—	(0.76)	(0.91)	—		—		14.35	14.25
2016	13.34	0.18	0.93	1.11	(0.44)	(0.29)	(0.20)	(0.93)	—		—		13.52	12.72

DIAX
Year Ended 12/31:
2021(e)	16.65	0.09	1.76	1.85	(0.55)	—	—	(0.55)	—		—		17.95	17.02
2020	18.20	0.22	(0.66)	(0.44)	(0.22)	(0.81)	(0.08)	(1.11)	—	*	—	*	16.65	15.20
2019	16.90	0.27	2.21	2.48	(0.27)	—	(0.91)	(1.18)	—	*	—	*	18.20	17.66
2018	19.05	0.25	(1.16)	(0.91)	(0.25)	(0.22)	(0.77)	(1.24)	—	*	—	*	16.90	16.12
2017	16.55	0.26	3.30	3.56	(0.26)	—	(0.80)	(1.06)	—		—		19.05	18.84
2016	15.78	0.27	1.54	1.81	(0.27)	—	(0.77)	(1.04)	—		—		16.55	15.00

SPXX
Year Ended 12/31:
2021(e)	16.17	0.05	2.00	2.05	(0.49)	—	—	(0.49)	—		—		17.73	18.11
2020	16.27	0.15	0.75	0.90	(0.15)	—	(0.85)	(1.00)	—	*	—	*	16.17	15.24
2019	14.42	0.17	2.74	2.91	(0.18)	—	(0.88)	(1.06)	—	*	—	*	16.27	16.47
2018	16.47	0.18	(1.12)	(0.94)	(0.18)	(0.03)	(0.91)	(1.12)	—	*	0.01		14.42	14.04
2017	14.98	0.19	2.29	2.48	(0.19)	—	(0.80)	(0.99)	—		—		16.47	17.31
2016	14.72	0.20	1.04	1.24	(0.85)	—	(0.13)	(0.98)	—		—		14.98	14.40

QQQX
Year Ended 12/31:
2021(e)	26.32	(0.04)	3.14	3.10	(0.90)	—	—	(0.90)	—	*	0.02		28.54	29.38
2020	24.12	0.04	3.70	3.74	(0.01)	—	(1.55)	(1.56)	—	*	0.02		26.32	26.01
2019	20.27	0.06	5.33	5.39	(0.05)	—	(1.51)	(1.56)	—	*	0.02		24.12	24.05
2018	22.84	0.06	(0.98)	(0.92)	(0.06)	(1.37)	(0.25)	(1.68)	—	*	0.03		20.27	20.00
2017	19.58	0.04	4.66	4.70	(0.04)	(0.50)	(0.90)	(1.44)	—		—		22.84	24.21
2016	19.98	0.09	0.91	1.00	(0.09)	(0.81)	(0.50)	(1.40)	—		—		19.58	18.56

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

10.98%	15.04%	$1,542,560	0.89	%**	0.10	%**	5%
7.92	1.16	1,431,454	0.91		1.14		22
16.16	22.08	1,422,672	0.91		1.18		4
(5.56)	(8.88)	1,307,669	0.89		1.10		5
13.21	19.59	1,486,003	0.91		1.12		2
8.68	1.75	1,399,863	0.93		1.34		5

11.13	15.67	652,707	0.93	**	0.99	**	6
(1.49)	(6.73)	605,601	0.94		1.40		27
14.94	17.07	661,255	0.95		1.49		6
(5.01)	(8.27)	610,220	0.92		1.37		9
22.12	33.65	687,579	0.93		1.47		5
11.95	12.18	597,216	0.94		1.73		6

12.76	22.23	304,727	0.90	**	0.64	**	6
6.60	(0.24)	277,949	0.93		1.03		20
20.62	25.40	275,280	0.99		1.11		8
(6.03)	(12.99)	238,344	0.91		1.08		16
16.91	27.91	266,065	0.92		1.18		11
8.73	14.75	242,003	0.93		1.39		13

11.95	16.56	1,234,027	0.91	**	(0.27	)**	11
16.61	15.66	1,092,308	0.94		0.15		20
27.33	28.73	951,945	0.91		0.25		11
(4.39)	(11.15)	766,930	0.91		0.25		23
24.63	39.24	836,161	0.93		0.17		17
5.28	3.30	715,835	0.94		0.49		17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	Unaudited. For the six months ended June 30, 2021.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium Per Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JCE
Year Ended 12/31:
2021(e)	$15.21	$(0.03)	$2.30	$2.27	$(0.61)	$—	$—	$(0.61)	$—	$—		$16.87	$16.44
2020	15.04	0.14	0.96	1.10	(0.10)	(0.83)	—	(0.93)	—	—	*	15.21	14.07
2019	12.68	0.09	3.27	3.36	(0.10)	(0.55)	(0.35)	(1.00)	—	—		15.04	14.62
2018	14.76	0.07	(1.04)	(0.97)	(0.07)	(1.04)	—	(1.11)	—	—		12.68	12.03
2017	14.27	0.18	2.84	3.02	(0.17)	(2.36)	—	(2.53)	—	—		14.76	14.60
2016	14.93	0.13	0.35	0.48	(0.13)	(0.44)	(0.57)	(1.14)	—	—		14.27	13.08

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

15.05%	21.39%	$270,424	1.00	%**	(0.33	)%**	52%
8.42	3.62	243,790	1.17	(d)	1.00	(d)	169
26.96	30.26	241,024	1.01		0.64		35
(7.17)	(10.86)	203,322	1.01		0.47		121
21.72	31.85	236,475	1.02		1.18		159
3.25	(0.41)	228,600	1.03		0.87		110

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)

During the period ended December 31, 2020, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
	Expenses	Net Investment Income (Loss)
Year Ended 12/31:
2020	1.23%	0.94%

(e)	Unaudited. For the six months ended June 30, 2021.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or Nasdaq National Market (“Nasdaq”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

•	Nuveen Core Equity Alpha Fund (JCE)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified (non-diversified for DIAX and QQQX) closed-end management investment companies. Shares of BXMX, DIAX, SPXX and JCE are traded on the NYSE while shares of QQQX are traded on the Nasdaq. BXMX, DIAX, SPXX, QQQX and JCE were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004, May 20, 2014 and January 9, 2007, respectively.

The end of the reporting period for the Funds is June 30, 2021, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX, QQQX and JCE.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Notes to Financial Statements (continued)

(Unaudited)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.

Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.

Over-the-counter (“OTC”) options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

BXMX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,546,947,367	$—	$—	$1,546,947,367

Short-Term Investments:
Repurchase Agreements	—	47,260,394	—	47,260,394

Investment in Derivatives:
Options Written	(29,408,855)	—	—	(29,408,855)
Total	$1,517,538,512	$47,260,394	$—	$1,564,798,906

DIAX
Long-Term Investments*:
Common Stocks	$656,582,703	$—	$—	$656,582,703
Exchange-Traded Funds	7,130,240	—	—	7,130,240

Short-Term Investments:
Repurchase Agreements	—	10,864,275	—	10,864,275

Investment in Derivatives:
Options Purchased	17,000	—	—	17,000
Options Written	(11,629,485)	—	—	(11,629,485)
Total	$652,100,458	$10,864,275	$—	$662,964,733

SPXX
Long-Term Investments*:
Common Stocks	$301,982,076	$—	$—	$301,982,076
Exchange-Traded Funds	7,575,880	—	—	7,575,880
Warrants	29,447	—	—	29,447
Investments Purchase with Collateral from Securities Lending	36,855	—	—	36,855

Short-Term Investments:
Repurchase Agreements	—	4,859,587	—	4,859,587

Investment in Derivatives:
Options Purchased	8,500	—	—	8,500
Options Written	(5,441,110)	—	—	(5,441,110)
Total	$304,191,648	$4,859,587	$—	$309,051,235

QQQX
Long-Term Investments*:
Common Stocks	$1,250,360,131	$—	$—	$1,250,360,131
Exchange-Traded Funds	5,347,680	—	—	5,347,680
Investments Purchase with Collateral from Securities Lending	2,492,322	—	—	2,492,322

Short-Term Investments:
Repurchase Agreements	—	23,510,764	—	23,510,764

Investment in Derivatives:
Options Purchased	17,000	—	—	17,000
Options Written	(26,639,100)	—	—	(26,639,100)
Total	$1,231,578,033	$23,510,764	$—	$1,255,088,797

Notes to Financial Statements (continued)

(Unaudited)

JCE	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$265,830,051	$—	$—	$265,830,051
Exchange-Traded Funds	4,729,120	—	—	4,729,120

Short-Term Investments:
Repurchase Agreements	—	5,780,497	—	5,780,497

Investment in Derivatives:
Options Written	(920,640)	—	—	(920,640)
Total	$269,638,531	$5,780,497	$—	$275,419,028
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
BXMX	Fixed Income Clearing Corporation	$47,260,394	$(48,205,614)
DIAX	Fixed Income Clearing Corporation	10,864,275	(11,081,633)
SPXX	Fixed Income Clearing Corporation	4,859,587	(4,956,801)
QQQX	Fixed Income Clearing Corporation	23,510,764	(23,980,992)
JCE	Fixed Income Clearing Corporation	5,780,497	(5,896,206)

Securities Lending

Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.

As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
SPXX	Common Stock	$35,883	$36,855
QQQX	Common Stock	2,357,254	2,492,322

Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current reporting period were as follows:

	BXMX	DIAX	SPXX	QQQX	JCE
Purchases	$66,993,447	$35,306,756	$17,985,694	$127,782,676	$133,421,111
Sales	161,621,832	56,878,839	27,792,325	158,874,024	145,371,569

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, BXMX wrote call options on equity indices as per its stated strategy with the notional amount of these options averaging 99% of the Fund’s assets.

During the current fiscal period, DIAX, SPXX and QQQX, each wrote call options on equity indices as per its stated dynamic overwriting strategy with the notional amounts of these options ranging from approximately 35-75% of each Fund’s assets. Each of these three funds also purchased a small amount of call options and purchased put options as part of their overwrite strategy.

During the current fiscal period, JCE continued to write call options on equity indexes, while investing in a portfolio that included equities to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

			DIAX	SPXX	QQQX
Average notional amount of outstanding call options purchased*			$400,000	$200,000	$400,000

	BXMX	DIAX	SPXX	QQQX	JCE
Average notional amount of outstanding call options written*	$(1,470,210,833)	$(371,856,667)	$(169,370,000)	$(681,077,500)	$(102,868,333)

			DIAX	SPXX	QQQX
Average notional amount of outstanding put options purchased*			$253,333	$126,667	$253,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the fair value of all options purchased and options written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
BXMX
Equity price	Options	—	$—	Options written, at value	$(29,408,855)
DIAX
Equity price	Options	Options purchased, at value	$17,000	Options written, at value	$(11,629,485)
SPXX
Equity price	Options	Options purchased, at value	$8,500	Options written, at value	$(5,441,110)
QQQX
Equity price	Options	Options purchased, at value	$17,000	Options written, at value	$(26,639,100)
JCE
Equity price	Options	—	$—	Options written, at value	$(920,640)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
BXMX	Equity price	Options written	$(52,512,580)	$8,401,170
DIAX	Equity price	Options purchased	12,696	(13,990)
DIAX	Equity price	Options written	(8,936,466)	(4,723,490)
SPXX	Equity price	Options purchased	5,560	(6,995)
SPXX	Equity price	Options written	(3,963,277)	(2,219,359)
QQQX	Equity price	Options purchased	52,038	(13,990)
QQQX	Equity price	Options written	(36,915,773)	(12,775,167)
JCE	Equity price	Options written	(1,969,416)	(397,537)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Share Equity Shelf Programs and Offering Costs

The Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	BXMX			DIAX			SPXX			QQQX			JCE
	Six Months Ended 6/30/21	Year Ended 12/31/20		Six Months Ended 6/30/21	Year Ended 12/31/20		Six Months Ended 6/30/21	Year Ended 12/31/20		Six Months Ended 6/30/21		Year Ended 12/31/20	Six Months Ended 6/30/21	Year Ended 12/31/20
Additional authorized common shares	—	10,400,000	*	—	3,600,000	*	—	1,600,000	**	8,064,844	***	11,355,021	—	1,600,000	****
Common shares sold	—	7,583		—	25,901		—	264,171		1,713,163		2,039,187	—	708
Offering proceeds, net of offering costs	$—	$103,714		$—	$400,448		$—	$4,087,020		$47,392,893		$48,249,296	$—	9,093
*	Represents additional authorized common shares for the period January 1, 2020 through October 30, 2020.
**	Represents additional authorized common shares for the period January 1, 2020 through April 30, 2020.
***	Represents additional authorized common shares for the period April 30, 2021 through June 30, 2021.
****	Represents additional authorized common shares for the period January 1, 2020 through October 30, 2020.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	BXMX		DIAX		SPXX		QQQX		JCE
	Six Months Ended 6/30/21	Year Ended 12/31/20	Six Months Ended 6/30/21	Year Ended 12/31/20	Six Months Ended 6/30/21	Year Ended 12/31/20	Six Months Ended 6/30/21	Year Ended 12/31/20	Six Months Ended 6/30/21	Year Ended 12/31/20
Common shares:
Sold through shelf offering	—	7,583	—	25,901	—	264,171	1,713,163	2,039,187	—	708
Issued to shareholders due to reinvestment of distributions	—	58,348	—	—	—	4,438	21,111	—	—	—
Weighted average common share:
Premium to NAV per shelf offering sold	—%	1.07%	—%	1.12%	—%	1.57%	2.21%	1.80%	—%	1.03%

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Notes to Financial Statements (continued)

(Unaudited)

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2021.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	BXMX	DIAX	SPXX	QQQX	JCE
Tax cost of investments	$569,107,271	$270,231,863	$90,455,729	$281,802,445	$232,350,773
Gross unrealized:
Appreciation	$1,005,402,688	$399,533,922	$219,040,844	$982,415,053	$45,355,877
Depreciation	(9,711,053)	(6,801,052)	(445,338)	(9,128,701)	(2,287,622)
Net unrealized appreciation (depreciation) of investments	$995,691,635	$392,732,870	$218,595,506	$973,286,352	$43,068,255

Permanent differences, primarily due to foreign currency transactions, real estate investment trust adjustments, distribution reallocations, and nondeductible offering costs, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2020, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2020, the Funds’ last tax year end, were as follows:
	BXMX	DIAX	SPXX	QQQX	JCE
Undistributed net ordinary income	$—	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—	24,578,169
The tax character of distributions paid during the Funds’ last tax year ended December 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	BXMX	DIAX	SPXX	QQQX	JCE
Distributions from net ordinary income[1]	$12,431,685	$8,012,926	$2,666,875	$932,061	$3,625,753
Distributions from net long-term capital gains	—	29,582,400	—	—	11,201,332
Return of capital	78,904,515	2,917,416	14,524,883	62,802,006	—

[1] Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of December 31, 2020, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	BXMX	SPXX	QQQX
Not subject to expiration:
Short-term	$25,227,047	$17,906,749	$36,334,614
Long-term	—	8,970,642	—
Total	$25,227,047	$26,877,391	$36,334,614

During the Funds’ last tax year ended December 31, 2020, the following Funds utilized capital loss carryforward as follows:

	BXMX	DIAX
Utilized capital loss carryforward	$29,604,558	$10,322,337

7. Management Fees

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX	JCE
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%	0.7500%
For the next $500 million	0.6750	0.6750	0.6350	0.6650	0.7250
For the next $500 million	0.6500	0.6500	0.6100	0.6400	0.7000
For the next $500 million	0.6250	0.6250	0.5850	0.6150	0.6750
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900	0.6500

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2021, the complex-level fee for each Fund was 0.1539%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

Notes to Financial Statements (continued)

(Unaudited)

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CHANGES OCCURRING SUBSEQUENT TO THE FISCAL YEAR

The following information in this semi-annual report is a summary of certain changes that occurred subsequent to the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Effective August 6, 2021, each Fund’s Board of Trustees eliminated the following investment policy with respect to each Fund:

“With respect to call options written on individual securities, the Fund will not write “naked” or uncovered call options.”

Risk Considerations

(Unaudited)

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/BXMX.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/DIAX.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/SPXX.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/QQQX.

Nuveen Core Equity Alpha Fund (JCE)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JCE.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX	JCE
Common Shares repurchased	0	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Chicago Board Options Exchange (Cboe) S&P 500 BuyWrite Index (BXMSM): An index designed to track the performance of a hypothetical buy-write strategy on the S&P 500®. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXDSM): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

DIAX Custom Blended Fund Performance Benchmark: A blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXDSM), which is designed to track the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average and 2) 45% Dow Jones Industrial Average (DJIA), which tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Dow Jones Industrial Average (DJIA): An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees

∎

JCE Custom Blended Fund Performance Benchmark: A blended return comprised of: 1) 50% S&P 500® Index and 2) 50% Chicago Board Options Exchange (Cboe) S&P 500® Buywrite Index (BXMSM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Nasdaq 100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

QQQX Custom Blended Fund Performance Benchmark: A blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM), which measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month and 2) 45%

Nasdaq-100 Index, which includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

SPXX Custom Blended Fund Performance Benchmark: A blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) S&P 500® BuyWrite Index (BXMSM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® and 2) 45% S&P 500®, an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen S&P 500 Buy-Write Income Fund (the “S&P Buy-Write Fund”), Gateway Investment Advisers, LLC (“Gateway”), pursuant to which Gateway serves as the investment sub-adviser to such Fund; and (b) in the case of Nuveen Dow 30sm Dynamic Overwrite Fund (the “Dow Fund”), Nuveen S&P 500 Dynamic Overwrite Fund (the “S&P Dynamic Fund”), Nuveen Nasdaq 100 Dynamic Overwrite Fund (the “Nasdaq Fund”) and Nuveen Core Equity Alpha Fund (the “Core Equity Alpha Fund”), Nuveen Asset Management, LLC (“NAM,” and Gateway and NAM are each, a “Sub-Adviser”), pursuant to which NAM serves as the investment sub-adviser to each such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the applicable Fund(s).

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•

Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;

•

Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;

•

Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

•

Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and

•	with respect specifically to closed-end funds, such continuing services also included:

•

Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the respective Sub-Adviser and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of each

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

applicable Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable Sub-Adviser or investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by such Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by such Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. With respect to certain Nuveen option overwrite funds, including the S&P Dynamic Fund, Dow Fund, Nasdaq Fund and Core Equity Alpha Fund, the Board recognized, as applicable, the portfolio management and/or investment strategy changes adopted by such funds and considered the respective fund’s performance relative to its blended benchmark as well as the performance attributed to the equity portion and the option portion of the fund’s portfolio since the adoption of such changes.

In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For the S&P Buy-Write Fund, the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2020 and ranked in the third quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2020 and second quartile for the three-year period ended December 31, 2020. The Fund also outperformed its benchmark and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.

For the Dow Fund, the Board noted that the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended December 31, 2020, and the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods and third quartile for the five-year period ended December 31, 2020. The Fund’s performance also was below the performance of its blended benchmark for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021, and the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period and third quartile for the one- and five-year periods ended March 31, 2021 and May 14, 2021. In considering performance, the Board, however, recognized that the Performance Peer Group was classified as low for relevancy. The Board also noted the changes to the Fund’s portfolio management team in 2020 and considered the performance of the Fund, its equity portfolio and its options portfolio since such changes. Based on its review, the Board was satisfied with the Fund’s overall performance.

For the S&P Dynamic Fund, the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods ended December 31, 2020, the Fund outperformed its blended benchmark for the one-year period ended December 31, 2020. The Fund further ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and second quartile for the three- and five-year periods ended December 31, 2020. While the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its blended benchmark for the one-year-period ended March 31, 2021 and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods, the Fund outperformed its blended benchmark for the one-year period ended May 14, 2021 and ranked in the second quartile of its Performance Peer Group for the one- and five-year periods and third quartile for the three-year period ended May 14, 2021. The Board also noted the changes to the Fund’s portfolio management team in 2020 and considered the performance of the Fund, its equity portfolio and its options portfolio since such changes. Based on its review, the Board was satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

For the Nasdaq Fund, the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the first quartile of its Performance Peer Group for such periods. Although the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2021. Further, although the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended May 14, 2021 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended May 14, 2021, the Fund ranked in the first quartile of its Performance Peer Group for the three- and five-year periods ended May 14, 2021. In considering performance, the Board, however, recognized that the Performance Peer Group was classified as low for relevancy. The Board also noted the changes to the Fund’s portfolio management team in 2020 and considered the performance of the Fund, its equity portfolio and its options portfolio since such changes. Based on its review, the Board was satisfied with the Fund’s overall performance.

For the Core Equity Alpha Fund, the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for such periods. The Board further noted that although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its blended benchmark for the one-year period ended March 31, 2021 and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021. In addition, the Fund outperformed its blended benchmark for the one-, three- and five-year periods ended May 14, 2021 and ranked in the second quartile of its Performance Peer Group for such periods. In considering performance, the Board, however, recognized that the Performance Peer Group was classified as low for relevancy for certain periods. The Board further recognized the changes to the portfolio management team and strategy of the Fund effective October 26, 2020 and considered the Fund’s performance as well as the performance attributed to the equity portfolio and options portfolio of the Fund since the changes took effect. Based on its review, the Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Core Equity Alpha Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Advisers, the Board also considered the sub-advisory fee schedule paid to each Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees such Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Advisers is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the S&P Buy-Write Fund, Dow Fund, S&P Dynamic Fund and Nasdaq Fund each had a net management fee and a net expense ratio that were below the respective peer averages; and (b) the Core Equity Alpha Fund had a net management fee that was below the peer average, but a net expense ratio that was higher than the peer average. The Independent Board Members noted that the Core Equity Alpha Fund’s net expense ratio was higher than the peer average due, in part, to one-time fees associated with recording shelf offering expenses and proxy solicitation costs incurred in conjunction with seeking shareholder approval of a new sub-advisory agreement with NAM in 2020.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or NAM, such other clients may include retail and institutional managed accounts advised by such Sub-Adviser; hedge funds managed by such Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by such Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by such Sub-Adviser; and collective investment trusts sub-advised by such Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that NAM was an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by NAM, the hedge funds advised by NAM (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that NAM’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

The Board recognized that Gateway was an unaffiliated sub-adviser. With respect to Gateway, the Independent Board Members reviewed the average fee rates that such Sub-Adviser charges for other clients. The Independent Board Members noted that the Sub-Advisory Agreement with Gateway, including the fees thereunder, was the result of arm’s length negotiations and that Gateway’s fees were reasonable in relation to the fees it assessed other clients.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. With respect to NAM, the Independent Board Members reviewed, among other things, such Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019. With respect to Gateway, the Independent Board Members considered a profitability and margin analysis for such Sub-Adviser, generally including revenues, expenses and operating margins for the calendar years 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including NAM) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board noted, however, that portfolio managers and research analysts of NAM and another affiliated sub-adviser share research obtained through certain commission sharing arrangements and as a result, NAM reimbursed the respective Nuveen funds for approximately 70% of the expenses associated with the research-related component of the soft dollar commissions paid by all NAM-managed equity funds (subject to certain exceptions) (the “NAM Equity Funds”) in 2020. It is anticipated that NAM will reimburse 100% of the research-related components of the NAM Equity Funds’ soft dollar expenses in 2021. In addition, the Board noted that any benefits for NAM when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

The Board noted that Gateway does not participate in soft dollar arrangements with respect to Nuveen fund portfolio transactions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-A-0621D 1739048-INV-B-08/22

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule  30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 2, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 2, 2021